UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

CORE BOND FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by the Fund’s subadviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Core Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets, including the amount of borrowing for investment purposes, if any, in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets posted positive total results over the twelve-month reporting period ended December 31, 2020. However, most spread sectors (non-Treasuries) lagged similar duration Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting

Western Asset Core Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling the high for 2020. The low for the period of 0.11% occurred several times during the second half of 2020 and ended the period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, the high for the reporting period. The low of 0.52% occurred on August 4, 2020 and ended the period at 0.93%. All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 7.51% for the twelve months reporting period ended December 31, 2020.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically managed the Fund’s duration. We were highly tactical in our duration positioning as yields fluctuated over the first quarter of 2020, maintaining an overall long position relative to the Bloomberg Barclays U.S. Aggregate Index for most of the year. Additionally, we significantly increased the Fund’s exposure to investment-grade corporate bonds, primarily in March 2020 and over the second quarter, as spreads had widened to post-Global Financial Crisis (2007-2009) wide levels. As spreads tightened significantly later in the year, we began to trim some of the Fund’s exposure to certain high-quality investment-grade corporate bonds that we felt were close to being fully valued. Finally, we moved from an overweight in agency mortgage-backed securities (“MBS”) to an underweight in the second quarter given spread tightening from the Fed purchase program and to fund purchases in other spread sectors where we saw better relative value.

The Fund used U.S. Treasury futures, options and interest rate swaps to manage its duration and yield curvev exposure. The use of these instruments in total was additive to performance. Index credit default swaps, which were used to manage the Fund’s exposure to investment grade credit index spread levels, also contributed to results.

Performance review

For the twelve months ended December 31, 2020, Class I shares of Western Asset Core Bond Fund returned 9.12%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 7.51% for the same period. The Lipper Core Bond Funds Category Averagevi returned 8.24% over the same time frame.

2	Western Asset Core Bond Fund 2020 Annual Report

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	3.32%	8.72%
Class C	2.95%	7.96%
Class C1	3.01%	8.24%
Class FI	3.32%	8.73%
Class R	3.07%	8.37%
Class I	3.51%	9.12%
Class IS	3.52%	9.14%
Bloomberg Barclays U.S. Aggregate Index	1.29%	7.51%
Lipper Core Bond Funds Category Average	2.72%	8.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.15%, 0.49%, 0.77%, 1.25%, 0.88%, 1.57% and 1.60%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A shares, Class I shares and Class IS shares would have been 1.11%, 1.43% and 1.59%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.83%, 1.52%, 1.19%, 0.81%, 1.13%, 0.54% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for

Western Asset Core Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

Class A shares, 1.65% for Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.42% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its tactical overweight to investment-grade corporate bonds. Adding to the Fund’s corporate bonds exposure late in the first quarter and early in the second quarter of 2020, when their spreads significantly widened, was rewarded and their spreads subsequently narrowed as the year progressed. An allocation to “fallen angels” (bonds that were rated investment-grade but were downgraded to below-investment grade, or ‘high-yield’ status) was also rewarded.

Tactical duration positioning contributed to results. Being long U.S. duration overall was a positive as rates moved sharply lower during the year.

Our tactical allocation to Treasury Inflation-Protected Securities (“TIPS”)vii also contributed to performance. We added to the Fund’s exposure when 30-year breakeven inflation rates fell in March 2020 and subsequently rose the rest of the year.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its USD-denominated emerging market exposures. In particular, allocations to emerging market sovereigns and corporates were headwinds for results, as their spreads were wider for the year as a whole.

The Fund’s structured product exposure, namely non-agency residential MBS and commercial MBS, negatively impacted performance. While their spreads narrowed following their wide levels in March 2020, their spreads were wider during the year as a whole. There were no other meaningful detractors from returns during the reporting period.

4	Western Asset Core Bond Fund 2020 Annual Report

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2021

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 92 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Corporate Bonds & Notes (32.9%), Mortgage-Backed Securities (23.6%), U.S. Government & Agency Obligations (19.0%), Collateralized Mortgage Obligations (7.9%) and Asset-Backed Securities (6.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Bond Fund 2020 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 510 funds for the six-month period and among the 505 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Bond Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Core Bond Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.32%	$1,000.00	$1,033.20	0.82%	$4.19	Class A	5.00%	$1,000.00	$1,021.01	0.82%	$4.17
Class C	2.95	1,000.00	1,029.50	1.52	7.75	Class C	5.00	1,000.00	1,017.50	1.52	7.71
Class C1	3.01	1,000.00	1,030.10	1.25	6.38	Class C1	5.00	1,000.00	1,018.85	1.25	6.34
Class FI	3.32	1,000.00	1,033.20	0.79	4.04	Class FI	5.00	1,000.00	1,021.17	0.79	4.01
Class R	3.07	1,000.00	1,030.70	1.13	5.77	Class R	5.00	1,000.00	1,019.46	1.13	5.74
Class I	3.51	1,000.00	1,035.10	0.45	2.30	Class I	5.00	1,000.00	1,022.87	0.45	2.29
Class IS	3.52	1,000.00	1,035.20	0.42	2.15	Class IS	5.00	1,000.00	1,023.03	0.42	2.14

8	Western Asset Core Bond Fund 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Core Bond Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	8.72%	7.96%	8.24%	8.73%	8.37%	9.12%	9.14%
Five Years Ended 12/31/20	5.19	4.44	4.77	5.20	4.85	5.58	5.60
Ten Years Ended 12/31/20	N/A	N/A	N/A	4.56	N/A	4.88	4.93
Inception* through 12/31/20	4.05	3.31	3.42	—	3.75	—	—

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	4.08%	6.96%	7.24%	8.73%	8.37%	9.12%	9.14%
Five Years Ended 12/31/20	4.27	4.44	4.77	5.20	4.85	5.58	5.60
Ten Years Ended 12/31/20	N/A	N/A	N/A	4.56	N/A	4.88	4.93
Inception* through 12/31/20	3.53	3.31	3.42	—	3.75	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/20)	41.12%
Class C (Inception date of 4/30/12 through 12/31/20)	32.65
Class C1 (Inception date of 10/3/12 through 12/31/20)	31.94
Class FI (12/31/10 through 12/31/20)	56.12
Class R (Inception date of 4/30/12 through 12/31/20)	37.57
Class I (12/31/10 through 12/31/20)	61.00
Class IS (12/31/10 through 12/31/20)	61.74

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

10	Western Asset Core Bond Fund 2020 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index, (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Bond Fund 2020 Annual Report	11

Schedule of investments

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 32.9%
Communication Services — 3.2%
Diversified Telecommunication Services — 1.3%
AT&T Inc., Senior Notes	3.800%	2/15/27	$5,087,000	$5,859,449
AT&T Inc., Senior Notes	2.300%	6/1/27	12,330,000	13,165,752
AT&T Inc., Senior Notes	1.650%	2/1/28	17,520,000	17,898,855
AT&T Inc., Senior Notes	2.250%	2/1/32	7,070,000	7,185,689
AT&T Inc., Senior Notes	3.100%	2/1/43	17,540,000	17,858,558
AT&T Inc., Senior Notes	4.350%	6/15/45	3,210,000	3,714,531
AT&T Inc., Senior Notes	3.500%	9/15/53	11,000	11,059	(a)
AT&T Inc., Senior Notes	3.550%	9/15/55	10,431,000	10,416,237	(a)
Telefonica Emisiones SA, Senior Notes	4.103%	3/8/27	219,000	253,663
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	2,821,000	3,621,664
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	2,552,000	2,820,171
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	7,671,000	8,524,637
Verizon Communications Inc., Senior Notes	0.850%	11/20/25	2,250,000	2,268,736
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	2,387,000	2,617,662
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	6,114,000	7,210,522
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	1,960,000	2,177,543
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	9,637,000	11,612,943
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	1,728,000	2,036,827
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	5,090,000	5,714,739
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	7,020,000	6,997,741
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	38,438,000	48,550,030
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	2,097,000	2,845,176
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	16,300,000	16,484,068

See Notes to Financial Statements.

12	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	$6,606,000	$7,846,793
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	3,739,000	4,603,032
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	5,144,000	6,963,102
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	564,000	823,581
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	11,586,000	15,135,304
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	14,750,000	17,880,794
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	14,970,000	15,113,711
Total Diversified Telecommunication Services				268,212,569
Entertainment — 0.0%††
ViacomCBS Inc., Senior Notes	3.875%	4/1/24	322,000	352,193
Walt Disney Co., Senior Notes	6.200%	12/15/34	36,000	54,645
Walt Disney Co., Senior Notes	6.650%	11/15/37	1,970,000	3,118,684
Total Entertainment				3,525,522
Interactive Media & Services — 0.3%
Alphabet Inc., Senior Notes	0.450%	8/15/25	1,740,000	1,745,086
Alphabet Inc., Senior Notes	0.800%	8/15/27	3,240,000	3,241,271
Alphabet Inc., Senior Notes	1.100%	8/15/30	3,810,000	3,761,326
Alphabet Inc., Senior Notes	2.050%	8/15/50	6,180,000	5,917,785
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	25,712,000	28,422,851	(a)
Tencent Holdings Ltd., Senior Notes	2.390%	6/3/30	3,000,000	3,086,431	(a)
Tencent Holdings Ltd., Senior Notes	3.240%	6/3/50	4,000,000	4,140,508	(b)
Total Interactive Media & Services				50,315,258
Media — 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	24,874,000	28,906,932
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.750%	2/15/28	940,000	1,055,568

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	$6,296,000	$7,268,307
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	25,297,000	30,778,454
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	2.800%	4/1/31	2,440,000	2,584,122
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	170,000	233,383
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	8,197,000	10,249,552
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,474,000	3,506,804
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	1,352,000	1,690,006
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	1,857,000	2,435,354
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	7,320,000	8,757,593
Comcast Corp., Senior Notes	3.100%	4/1/25	440,000	484,518
Comcast Corp., Senior Notes	3.950%	10/15/25	6,395,000	7,351,800
Comcast Corp., Senior Notes	3.150%	3/1/26	4,835,000	5,401,815
Comcast Corp., Senior Notes	3.300%	4/1/27	2,900,000	3,301,247
Comcast Corp., Senior Notes	4.150%	10/15/28	26,781,000	32,259,581
Comcast Corp., Senior Notes	3.400%	4/1/30	3,920,000	4,536,470

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	4.250%	10/15/30	$14,767,000	$18,197,961
Comcast Corp., Senior Notes	7.050%	3/15/33	3,475,000	5,340,671
Comcast Corp., Senior Notes	5.650%	6/15/35	2,669,000	3,835,835
Comcast Corp., Senior Notes	3.900%	3/1/38	3,430,000	4,203,079
Comcast Corp., Senior Notes	3.250%	11/1/39	1,490,000	1,694,112
Comcast Corp., Senior Notes	3.750%	4/1/40	920,000	1,114,498
Comcast Corp., Senior Notes	3.400%	7/15/46	690,000	796,456
Comcast Corp., Senior Notes	4.000%	3/1/48	6,080,000	7,673,097
Comcast Corp., Senior Notes	4.700%	10/15/48	4,362,000	6,104,849
Comcast Corp., Senior Notes	3.450%	2/1/50	5,270,000	6,230,800
Fox Corp., Senior Notes	4.709%	1/25/29	685,000	831,945
Fox Corp., Senior Notes	5.476%	1/25/39	18,060,000	24,796,530
Fox Corp., Senior Notes	5.576%	1/25/49	575,000	841,880
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	1,191,000	1,636,715
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	403,000	598,574
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	985,000	1,405,198
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	5,058,000	6,772,646
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	18,000	23,204
Total Media				242,899,556
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	4,533,000	4,708,631
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	4,248,375	4,294,958	(a)
Sprint Spectrum Co. LLC/Sprint
Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	1,406,000	1,527,218	(a)
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	6,820,000	7,542,784	(a)
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	1,330,000	1,515,934	(a)
T-Mobile USA Inc., Senior Secured Notes	2.050%	2/15/28	1,640,000	1,707,912	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	$15,420,000	$17,878,719	(a)
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	4,900,000	5,151,468	(a)
T-Mobile USA Inc., Senior Secured Notes	2.250%	11/15/31	8,270,000	8,503,338	(a)
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	2,350,000	2,870,220	(a)
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	5,020,000	5,213,747	(a)
T-Mobile USA Inc., Senior Secured Notes	3.300%	2/15/51	2,300,000	2,370,622	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	6,580,000	7,885,682
Total Wireless Telecommunication Services				71,171,233
Total Communication Services				636,124,138
Consumer Discretionary — 1.6%
Automobiles — 0.1%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	949,000	957,914	(a)
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	8,014,000	8,212,347
General Motors Co., Senior Notes	5.150%	4/1/38	797,000	959,398
General Motors Co., Senior Notes	6.250%	10/2/43	4,266,000	5,762,551
General Motors Co., Senior Notes	5.950%	4/1/49	716,000	970,590
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	1,155,000	1,187,910
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	949,000	1,081,728
Total Automobiles				19,132,438
Hotels, Restaurants & Leisure — 0.4%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	11,044,000	11,705,306
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	1,040,000	1,089,188
McDonald’s Corp., Senior Notes	3.300%	7/1/25	4,390,000	4,893,620
McDonald’s Corp., Senior Notes	1.450%	9/1/25	7,940,000	8,241,127
McDonald’s Corp., Senior Notes	3.700%	1/30/26	3,953,000	4,505,833
McDonald’s Corp., Senior Notes	3.500%	3/1/27	2,484,000	2,846,582
McDonald’s Corp., Senior Notes	3.500%	7/1/27	3,310,000	3,801,376
McDonald’s Corp., Senior Notes	3.800%	4/1/28	1,513,000	1,770,816
McDonald’s Corp., Senior Notes	2.125%	3/1/30	8,770,000	9,261,506
McDonald’s Corp., Senior Notes	3.600%	7/1/30	4,130,000	4,848,305
McDonald’s Corp., Senior Notes	4.875%	12/9/45	5,870,000	8,000,438

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
McDonald’s Corp., Senior Notes	3.625%	9/1/49	$800,000	$942,294
McDonald’s Corp., Senior Notes	4.200%	4/1/50	9,130,000	11,769,467
Sands China Ltd., Senior Notes	4.600%	8/8/23	5,208,000	5,543,864
Sands China Ltd., Senior Notes	5.125%	8/8/25	7,559,000	8,497,336
Total Hotels, Restaurants & Leisure				87,717,058
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.350%	4/1/23	1,682,000	1,766,336
Newell Brands Inc., Senior Notes	4.700%	4/1/26	179,000	197,424
Total Household Durables				1,963,760
Internet & Direct Marketing Retail — 0.6%
Amazon.com Inc., Senior Notes	0.800%	6/3/25	8,220,000	8,349,446
Amazon.com Inc., Senior Notes	1.200%	6/3/27	10,090,000	10,305,604
Amazon.com Inc., Senior Notes	3.150%	8/22/27	6,161,000	7,018,794
Amazon.com Inc., Senior Notes	1.500%	6/3/30	9,500,000	9,673,974
Amazon.com Inc., Senior Notes	3.875%	8/22/37	6,705,000	8,374,743
Amazon.com Inc., Senior Notes	4.950%	12/5/44	3,036,000	4,464,303
Amazon.com Inc., Senior Notes	4.050%	8/22/47	21,835,000	28,882,626
Amazon.com Inc., Senior Notes	2.500%	6/3/50	18,110,000	18,829,326
Amazon.com Inc., Senior Notes	4.250%	8/22/57	4,760,000	6,797,179
Prosus NV, Senior Notes	3.680%	1/21/30	6,950,000	7,579,816	(a)
Prosus NV, Senior Notes	4.027%	8/3/50	15,440,000	16,248,587	(a)
Total Internet & Direct Marketing Retail				126,524,398
Multiline Retail — 0.0%††
Dollar General Corp., Senior Notes	3.250%	4/15/23	660,000	698,549
Specialty Retail — 0.3%
Home Depot Inc., Senior Notes	2.500%	4/15/27	4,170,000	4,582,613
Home Depot Inc., Senior Notes	3.900%	12/6/28	750,000	903,010
Home Depot Inc., Senior Notes	2.700%	4/15/30	4,380,000	4,892,519
Home Depot Inc., Senior Notes	3.300%	4/15/40	4,870,000	5,752,217
Home Depot Inc., Senior Notes	3.900%	6/15/47	820,000	1,049,055
Home Depot Inc., Senior Notes	3.350%	4/15/50	13,940,000	16,621,824
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	2,800,000	3,488,014
Target Corp., Senior Notes	2.250%	4/15/25	6,720,000	7,199,270
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	4,450,000	4,973,287
TJX Cos. Inc., Senior Notes	3.750%	4/15/27	1,330,000	1,540,217
Total Specialty Retail				51,002,026
Textiles, Apparel & Luxury Goods — 0.2%
NIKE Inc., Senior Notes	2.400%	3/27/25	3,750,000	4,043,755
NIKE Inc., Senior Notes	2.750%	3/27/27	6,050,000	6,700,130

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Textiles, Apparel & Luxury Goods — continued
NIKE Inc., Senior Notes	2.850%	3/27/30	$5,960,000	$6,757,305
NIKE Inc., Senior Notes	3.250%	3/27/40	2,820,000	3,287,284
NIKE Inc., Senior Notes	3.375%	3/27/50	18,210,000	22,594,434
Total Textiles, Apparel & Luxury Goods				43,382,908
Total Consumer Discretionary				330,421,137
Consumer Staples — 2.2%
Beverages — 0.8%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	13,236,000	14,971,611
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	10,621,000	13,852,934
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	4,254,000	4,845,783
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,460,000	1,722,353
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	19,475,000	24,065,706
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	2,710,000	3,142,912
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	10,440,000	12,844,100
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	19,720,000	24,935,615
Coca-Cola Co., Senior Notes	2.950%	3/25/25	2,910,000	3,209,497
Coca-Cola Co., Senior Notes	3.375%	3/25/27	3,930,000	4,511,332
Coca-Cola Co., Senior Notes	1.450%	6/1/27	7,250,000	7,493,173
Coca-Cola Co., Senior Notes	2.500%	6/1/40	4,010,000	4,277,851
Coca-Cola Co., Senior Notes	2.600%	6/1/50	10,080,000	10,658,634
Coca-Cola Co., Senior Notes	2.500%	3/15/51	3,260,000	3,370,195
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	2,463,000	2,547,770
Molson Coors Beverage Co., Senior Notes	3.500%	5/1/22	367,000	381,698
PepsiCo Inc., Senior Notes	0.750%	5/1/23	7,700,000	7,812,503
PepsiCo Inc., Senior Notes	2.250%	3/19/25	760,000	812,304
PepsiCo Inc., Senior Notes	2.625%	3/19/27	760,000	836,888
PepsiCo Inc., Senior Notes	1.625%	5/1/30	6,320,000	6,494,682
PepsiCo Inc., Senior Notes	4.000%	3/5/42	430,000	558,146

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
PepsiCo Inc., Senior Notes	2.875%	10/15/49	$2,270,000	$2,546,444
PepsiCo Inc., Senior Notes	3.625%	3/19/50	1,070,000	1,361,666
PepsiCo Inc., Senior Notes	3.875%	3/19/60	1,700,000	2,285,348
Total Beverages				159,539,145
Food & Staples Retailing — 0.3%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	11,490,000	11,852,308
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	6,530,000	6,699,718
Costco Wholesale Corp., Senior Notes	1.750%	4/20/32	5,190,000	5,402,229
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	374,196	447,639
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	4,358,985	5,066,492
Walmart Inc., Senior Notes	3.400%	6/26/23	2,430,000	2,610,590
Walmart Inc., Senior Notes	3.550%	6/26/25	2,070,000	2,344,923
Walmart Inc., Senior Notes	3.050%	7/8/26	7,308,000	8,231,541
Walmart Inc., Senior Notes	3.700%	6/26/28	9,233,000	10,882,124
Total Food & Staples Retailing				53,537,564
Food Products — 0.3%
Danone SA, Senior Notes	2.077%	11/2/21	4,218,000	4,270,660	(a)
Danone SA, Senior Notes	2.589%	11/2/23	6,493,000	6,839,343	(a)
Danone SA, Senior Notes	2.947%	11/2/26	4,317,000	4,748,792	(a)
Hershey Co., Senior Notes	0.900%	6/1/25	1,930,000	1,961,153
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	1,234,000	1,359,776
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	2,798,000	2,923,965
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	293,000	355,559
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	36,000	42,296
Mars Inc., Senior Notes	2.700%	4/1/25	3,269,000	3,541,989	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	9,788,000	11,263,523	(a)
Mars Inc., Senior Notes	2.375%	7/16/40	3,260,000	3,346,471	(a)
Mondelez International Holdings
Netherlands BV, Senior Notes	2.125%	9/19/22	4,150,000	4,270,321	(a)
Mondelez International Inc., Senior Notes	2.125%	4/13/23	2,180,000	2,265,468
Mondelez International Inc., Senior Notes	1.500%	5/4/25	10,020,000	10,373,851
Total Food Products				57,563,167
Household Products — 0.0%††
Kimberly-Clark Corp., Senior Notes	3.100%	3/26/30	1,810,000	2,086,016

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Products — continued
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	$1,200,000	$1,337,737
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	3,430,000	3,958,554
Total Household Products				7,382,307
Tobacco — 0.8%
Altria Group Inc., Senior Notes	4.750%	5/5/21	2,902,000	2,943,919
Altria Group Inc., Senior Notes	3.490%	2/14/22	2,185,000	2,260,444
Altria Group Inc., Senior Notes	2.850%	8/9/22	1,657,000	1,721,303
Altria Group Inc., Senior Notes	3.800%	2/14/24	2,418,000	2,641,565
Altria Group Inc., Senior Notes	2.350%	5/6/25	1,770,000	1,882,509
Altria Group Inc., Senior Notes	4.400%	2/14/26	17,347,000	20,150,174
Altria Group Inc., Senior Notes	4.800%	2/14/29	21,966,000	26,335,018
Altria Group Inc., Senior Notes	5.800%	2/14/39	4,635,000	6,114,253
Altria Group Inc., Senior Notes	5.950%	2/14/49	19,034,000	26,707,738
Altria Group Inc., Senior Notes	6.200%	2/14/59	1,791,000	2,523,471
BAT Capital Corp., Senior Notes	3.557%	8/15/27	17,750,000	19,775,598
BAT Capital Corp., Senior Notes	2.259%	3/25/28	3,180,000	3,305,292
BAT Capital Corp., Senior Notes	4.540%	8/15/47	5,767,000	6,414,114
Cargill Inc., Senior Notes	1.375%	7/23/23	6,530,000	6,695,546	(a)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,567,000	1,603,658
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,328,000	2,413,433
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	7,559,000	7,847,174
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	3,930,000	4,008,987
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	4,340,000	4,532,003
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,406,000	1,784,962
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,110,000	1,440,045
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,610,000	2,063,184
Total Tobacco				155,164,390
Total Consumer Staples				433,186,573
Energy — 5.2%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	192,000	215,471
Halliburton Co., Senior Notes	5.000%	11/15/45	1,075,000	1,279,843
Total Energy Equipment & Services				1,495,314

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — 5.2%
Apache Corp., Senior Notes	3.250%	4/15/22	$930,000	$939,300
Apache Corp., Senior Notes	6.000%	1/15/37	89,000	98,568
Apache Corp., Senior Notes	5.100%	9/1/40	11,863,000	12,671,167
Apache Corp., Senior Notes	5.250%	2/1/42	6,878,000	7,429,891
Apache Corp., Senior Notes	4.750%	4/15/43	18,342,000	19,052,569
Apache Corp., Senior Notes	4.250%	1/15/44	18,144,000	17,946,775
BP Capital Markets America Inc., Senior Notes	2.937%	4/6/23	630,000	665,151
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	6,511,000	6,989,128
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	1,400,000	1,530,631
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	6,672,000	7,490,678
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	8,803,000	9,753,243
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	9,410,000	10,970,849
BP Capital Markets America Inc., Senior Notes	1.749%	8/10/30	5,000,000	5,034,963
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	14,290,000	14,700,299
BP Capital Markets America Inc., Senior Notes	2.772%	11/10/50	2,000,000	1,997,174
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	143,000	146,851
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,916,000	1,992,895
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	896,000	992,626
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	1,119,000	1,249,115
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	11,040,000	12,106,535	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	15,650,000	17,709,814	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	7,640,000	7,950,375
Chevron Corp., Senior Notes	1.995%	5/11/27	2,750,000	2,918,900
Chevron Corp., Senior Notes	2.978%	5/11/40	6,870,000	7,622,321
Chevron Corp., Senior Notes	3.078%	5/11/50	8,710,000	9,751,539
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	1,872,000	2,043,860
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	8,869,000	9,782,889
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	12,940,000	14,689,765

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
CNOOC Finance 2014 ULC, Senior Notes	4.250%	4/30/24	$6,394,000	$6,951,811
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	9,932,000	10,718,532
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	9,218,000	10,550,384
Concho Resources Inc., Senior Notes	3.750%	10/1/27	4,894,000	5,596,673
Concho Resources Inc., Senior Notes	4.300%	8/15/28	18,303,000	21,652,373
Conoco Funding Co., Senior Notes	7.250%	10/15/31	313,000	469,643
ConocoPhillips Co., Senior Notes	6.950%	4/15/29	573,000	803,519
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,950,000	2,014,214
Continental Resources Inc., Senior Notes	3.800%	6/1/24	2,897,000	2,996,903
Continental Resources Inc., Senior Notes	4.375%	1/15/28	14,655,000	15,050,538
Continental Resources Inc., Senior Notes	4.900%	6/1/44	3,770,000	3,735,636
Devon Energy Corp., Senior Notes	5.850%	12/15/25	2,774,000	3,262,433
Devon Energy Corp., Senior Notes	5.600%	7/15/41	9,080,000	11,118,886
Devon Energy Corp., Senior Notes	4.750%	5/15/42	4,500,000	5,093,813
Devon Energy Corp., Senior Notes	5.000%	6/15/45	8,640,000	10,191,855
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	2,685,000	2,824,897
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	1,760,000	1,832,336
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	2,732,000	2,923,013
Ecopetrol SA, Senior Notes	5.875%	5/28/45	42,105,000	51,041,786
El Paso Natural Gas Co. LLC, Senior Notes	8.375%	6/15/32	2,696,000	3,801,218
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	7,020,000	7,434,390
Energy Transfer Operating LP, Senior Notes	4.750%	1/15/26	2,060,000	2,332,385
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	1,907,000	2,199,386
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	3,738,000	4,367,248
Energy Transfer Operating LP, Senior Notes	3.750%	5/15/30	18,980,000	20,496,648

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	$1,664,000	$2,015,608
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	10,006,000	11,919,664
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	4,660,000	5,175,137
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	18,760,000	20,364,396
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	430,000	657,384
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	510,000	702,095
Enterprise Products Operating LLC, Senior Notes	4.450%	2/15/43	1,800,000	2,184,924
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	410,000	510,124
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	5,000,000	6,506,609
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	730,000	924,460
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	1,440,000	1,697,672
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	7,250,000	8,010,247
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	530,000	589,731
EOG Resources Inc., Senior Notes	4.150%	1/15/26	7,403,000	8,595,719
EOG Resources Inc., Senior Notes	4.375%	4/15/30	13,092,000	15,935,807
EOG Resources Inc., Senior Notes	3.900%	4/1/35	6,800,000	7,996,412
EOG Resources Inc., Senior Notes	4.950%	4/15/50	16,625,000	22,592,717
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	1,170,000	1,203,767
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	17,500,000	19,168,804
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	2,946,000	3,266,355
Exxon Mobil Corp., Senior Notes	2.440%	8/16/29	13,168,000	14,315,506
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	6,210,000	7,233,434
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	2,000,000	2,495,785
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	3,663,000	4,525,409
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	2,860,000	3,758,018
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	4,000,000	4,580,405

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	$12,603,000	$15,568,851	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	10,863,000	14,597,428	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	2,803,000	4,038,994	(a)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	2,472,000	2,472,000
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	349,000	374,176
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	1,792,000	2,003,275
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	110,000	154,391
Kinder Morgan Energy Partners LP, Senior Notes	6.550%	9/15/40	620,000	817,261
Kinder Morgan Energy Partners LP, Senior Notes	6.375%	3/1/41	730,000	967,606
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	540,000	684,386
Kinder Morgan Energy Partners LP, Senior Notes	5.400%	9/1/44	140,000	175,999
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	1,800,000	2,054,993
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	18,800,000	22,074,781
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	4,270,000	5,495,469
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	980,000	1,198,174
MPLX LP, Senior Notes	4.000%	3/15/28	3,787,000	4,359,862
MPLX LP, Senior Notes	4.800%	2/15/29	1,684,000	2,036,586
MPLX LP, Senior Notes	4.500%	4/15/38	4,308,000	4,933,524
MPLX LP, Senior Notes	4.700%	4/15/48	7,377,000	8,776,596
MPLX LP, Senior Notes	5.500%	2/15/49	3,224,000	4,252,164
Noble Energy Inc., Senior Notes	3.850%	1/15/28	8,880,000	10,343,914
Noble Energy Inc., Senior Notes	5.250%	11/15/43	3,179,000	4,576,618
Noble Energy Inc., Senior Notes	5.050%	11/15/44	19,070,000	26,898,052
Noble Energy Inc., Senior Notes	4.950%	8/15/47	9,168,000	13,089,993
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	618,000	668,985
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	10,350,000	9,977,400

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	3.500%	6/15/25	$8,500,000	$8,221,285
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	627,000	655,441
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	2,550,000	2,389,031
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,257,000	2,012,962
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	11,579,000	10,615,280
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	8,284,000	9,272,902
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,346,000	2,328,405
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	18,287,000	15,578,238
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,060,000	4,423,098
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	2,050,000	2,083,927
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	1,657,000	1,446,843
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,349,000	2,743,919
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	4,594,000	3,749,852
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	6,914,000	8,902,220	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,081,000	3,288,197
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,087,000	2,375,653
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	30,909,000	35,684,440	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	3,889,000	3,856,157
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	5,821,000	5,017,702
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,880,000	3,562,810
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	13,254,000	11,421,634
Petroleos Mexicanos, Senior Notes	6.750%	9/21/47	4,478,000	4,205,312
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	211,000	240,075	(a)
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	142,000	160,581	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	1.875%	5/10/21	$931,000	$936,342
Shell International Finance BV, Senior Notes	2.875%	5/10/26	6,654,000	7,370,098
Shell International Finance BV, Senior Notes	2.375%	11/7/29	8,300,000	8,942,434
Shell International Finance BV, Senior Notes	2.750%	4/6/30	11,040,000	12,228,657
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,451,000	1,930,761
Shell International Finance BV, Senior Notes	4.375%	5/11/45	4,084,000	5,389,971
Shell International Finance BV, Senior Notes	4.000%	5/10/46	3,779,000	4,767,443
Shell International Finance BV, Senior Notes	3.250%	4/6/50	17,000,000	19,313,992
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	18,252,000	20,040,343	(a)
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	3,985,000	5,701,325
Sunoco Logistics Partners Operations LP, Senior Notes	5.300%	4/1/44	540,000	584,724
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	2,120,000	2,271,469	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	17,006,000	22,314,905
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	5,000,000	5,614,130
Western Midstream Operating LP, Senior Notes	4.100%	2/1/25	2,630,000	2,714,581
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.074%	1/13/23	1,700,000	1,666,938	(c)
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	331,000	347,099
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	7,760,000	8,859,398
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	2,125,000	2,892,003
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	23,000	31,045
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	6,365,000	9,322,069
Williams Cos. Inc., Senior Notes	4.850%	3/1/48	1,990,000	2,449,972
Total Oil, Gas & Consumable Fuels				1,045,131,721
Total Energy				1,046,627,035

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 10.2%
Banks — 7.6%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	$1,352,000	$1,559,026	(a)
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	1/19/21	1,030,000	1,025,770	(c)(d)
Banco Santander SA, Senior Notes	3.848%	4/12/23	6,448,000	6,930,476
Banco Santander SA, Senior Notes	2.746%	5/28/25	28,200,000	30,135,503
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	1.344%	4/12/23	2,149,000	2,171,322	(c)
Bank of America Corp., Senior Notes	3.300%	1/11/23	4,594,000	4,872,042
Bank of America Corp., Senior Notes	4.100%	7/24/23	4,988,000	5,461,648
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,134,000	3,480,536
Bank of America Corp., Senior Notes	3.500%	4/19/26	4,567,000	5,179,706
Bank of America Corp., Senior Notes	5.000%	1/21/44	9,215,000	12,954,806
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	51,980,000	53,134,733	(c)
Bank of America Corp., Senior Notes (1.898% to 7/23/30 then SOFR + 1.530%)	1.898%	7/23/31	3,000,000	3,033,664	(c)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	15,760,000	16,904,948	(c)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	2,241,000	2,359,578	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	15,406,000	17,412,648	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	7,782,000	8,316,054	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	7,711,000	8,765,020	(c)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	3,717,000	4,654,264	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	27

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	$5,000,000	$5,845,352	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	22,684,000	26,736,773	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	25,140,000	31,836,546	(c)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	11,720,000	15,403,833	(c)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	5,409,000	6,058,376
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	2,875,000	3,232,416
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	1,093,000	1,274,543
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	17,320,000	20,331,726
Bank of Montreal, Senior Notes	1.850%	5/1/25	12,810,000	13,456,680
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	1,316,000	1,492,747	(c)
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	7,120,000	7,310,218
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	5,270,000	5,364,214
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,206,000	3,334,687	(a)
Barclays PLC, Senior Notes	3.684%	1/10/23	11,060,000	11,402,973
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	4,899,000	5,880,607	(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	7,848,000	9,420,969	(c)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	2,463,000	2,698,436	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	7,899,000	9,373,218	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	8,840,000	9,258,087	(a)(c)

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
BNP Paribas SA, Senior Notes (3.052% to 1/13/30 then SOFR + 1.507%)	3.052%	1/13/31	$11,830,000	$12,924,599	(a)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	16,281,000	18,110,621	(a)(c)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	8,704,000	10,805,581	(a)(c)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	2,669,000	3,059,993	(a)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	4,541,000	5,176,105	(a)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	7,130,000	7,226,920
Citigroup Inc., Senior Notes	3.300%	4/27/25	12,054,000	13,375,567
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,081,000	5,513,970
Citigroup Inc., Senior Notes	4.650%	7/30/45	7,037,000	9,449,158
Citigroup Inc., Senior Notes	4.650%	7/23/48	1,675,000	2,316,245
Citigroup Inc., Senior Notes (1.678% to 5/15/24 then SOFR + 1.667%)	1.678%	5/15/24	7,430,000	7,658,168	(c)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	56,980,000	60,783,641	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.750%)	3.106%	4/8/26	5,210,000	5,700,258	(c)
Citigroup Inc., Senior Notes (3.520% to 10/27/27 then 3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	18,054,000	20,423,532	(c)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	18,048,000	21,239,767	(c)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	8,960,000	10,873,867	(c)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	1,849,000	1,981,728
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	4,549,000	5,203,022
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	2,722,000	3,274,305
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	1,343,000	1,565,590
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	25,282,000	29,904,537
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	412,000	584,555
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	605,000	852,138
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	564,000	919,547

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	29

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	$1,423,000	$2,010,754
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	716,000	958,145
Compass Bank, Subordinated Notes	3.875%	4/10/25	1,567,000	1,758,247
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	3,520,000	3,925,383
Cooperatieve Rabobank UA, Senior Notes	3.375%	5/21/25	13,201,000	14,829,526
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	9,027,000	10,308,798
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	833,000	942,377
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.339%	6/24/26	22,770,000	23,276,586	(a)(c)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	5,920,000	6,146,818	(a)(c)
Credit Agricole SA, Subordinated Notes (4.000% to 1/10/28 then USD 5 year ICE Swap Rate + 1.644%)	4.000%	1/10/33	3,743,000	4,190,340	(a)(c)
Credit Suisse AG, Senior Notes	1.000%	5/5/23	42,030,000	42,680,552
Danske Bank A/S, Senior Notes	5.000%	1/12/22	11,168,000	11,662,438	(a)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	3,529,000	3,805,026	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	7,066,000	7,979,468	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	11,270,000	11,408,721	(a)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	5,360,000	5,446,311	(a)(c)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	4,872,000	5,219,329	(a)(c)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	997,000	1,149,239
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	2,670,000	3,349,673
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	21,920,000	22,802,041	(c)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	18,950,000	20,364,057	(c)

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. USD LIBOR + 1.211%)	3.803%	3/11/25	$10,753,000	$11,745,726	(c)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	2,082,000	2,405,930	(c)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	8,051,000	9,199,076	(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	206,000	227,392
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	3,347,000	3,806,809
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	10,353,000	10,725,057	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	2,266,000	2,374,258	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	10,460,000	11,449,567	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	11,693,000	13,392,609	(a)
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	19,780,000	20,315,231	(c)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	11,840,000	12,514,855	(c)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	17,820,000	19,177,962	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	6,850,000	7,642,001	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	19,448,000	21,433,412	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	5,687,000	6,806,048	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	17,191,000	20,989,164	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	31

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (4.493% to 3/24/30 then SOFR + 3.790%)	4.493%	3/24/31	$6,000,000	$7,392,240	(c)
JPMorgan Chase & Co., Senior Notes 3.109% to 4/22/40 then SOFR + 2.460%)	3.109%	4/22/41	5,000,000	5,605,378	(c)
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	5,791,000	6,779,123
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	9,717,000	11,529,909
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	5,143,000	5,848,355
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	8,546,000	12,126,584
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	11,284,000	11,442,961
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	6,970,000	8,300,550
Lloyds Banking Group PLC, Senior Notes (2.907% to 11/7/22 then 3 mo. USD LIBOR + 0.810%)	2.907%	11/7/23	9,636,000	10,070,742	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	2,843,000	3,276,591
Natwest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	5,803,000	6,422,731	(c)
Natwest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	13,433,000	14,676,693	(c)
Natwest Group PLC, Subordinated Notes	5.125%	5/28/24	2,893,000	3,271,588
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	4,720,000	4,792,954	(a)
Nordea Bank ABP, Senior Notes	1.000%	6/9/23	12,590,000	12,794,594	(a)
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	3,609,000	3,643,698
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	10,910,000	11,223,081
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	6,800,000	6,953,244
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	1,791,000	1,845,743
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	484,000	662,300	(a)

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	$432,000	$581,124	(a)
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	4,648,000	4,705,416
Swedbank AB, Senior Notes	1.300%	6/2/23	8,590,000	8,762,313	(a)
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	5,006,000	5,072,362
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	13,370,000	13,516,451
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	6,770,000	6,917,393
US Bancorp, Senior Notes	1.450%	5/12/25	14,850,000	15,427,342
US Bank NA, Senior Notes	3.150%	4/26/21	3,546,000	3,569,642
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	2/8/21	20,653,000	20,965,480	(c)(d)
Wells Fargo & Co., Junior Subordinated Notes	5.950%	12/15/36	7,000	9,395
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	537,000	542,685
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	11,690,000	12,769,077
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	7,684,000	8,520,490
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	8,588,000	10,200,894
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	15,830,000	16,275,245	(c)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	12,110,000	12,763,645	(c)
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	16,240,000	17,731,567	(c)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	12,440,000	15,220,394	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	82,290,000	117,158,222	(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,809,000	1,918,259
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	134,000	146,463
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	12,726,000	14,920,674

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	33

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	$430,000	$599,246
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,522,000	2,160,285
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,513,000	1,946,811
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	4,469,000	5,971,177
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	16,048,000	20,122,463
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	13,120,000	17,198,780
Total Banks				1,519,758,839
Capital Markets — 1.9%
Bank of New York Mellon Corp.,
Senior Notes	1.600%	4/24/25	3,860,000	4,038,835
CME Group Inc., Senior Notes	5.300%	9/15/43	1,070,000	1,601,117
Credit Suisse AG, Senior Notes	3.625%	9/9/24	2,660,000	2,953,099
Credit Suisse AG, Senior Notes	2.950%	4/9/25	6,410,000	7,035,976
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	1,997,000	2,102,500	(a)(c)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	18,006,000	21,217,439	(a)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	457,000	538,046
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	2/1/21	32,000	31,520	(c)(d)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	815,000	837,979
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	287,000	303,405
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	4,785,000	5,057,436
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	9,269,000	10,097,856
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,012,000	1,118,735

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	$1,352,000	$1,495,560
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	8,120,000	9,028,284
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,165,000	11,419,406
Goldman Sachs Group Inc., Senior Notes	3.850%	1/26/27	6,210,000	7,090,118
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	5,481,000	8,595,578
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	7,066,000	9,856,451
Goldman Sachs Group Inc., Senior Notes (2.876% to 10/31/21 then 3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	13,433,000	13,707,294	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	8,956,000	10,323,495	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	23,236,000	26,911,214	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	26,815,000	31,832,756	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	8,454,000	9,701,456
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	3,045,000	4,664,672
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	17,911,000	25,038,253
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	331,000	438,065	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/1/21	1,430,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	13,380,000	0	*(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	*(f)(g)(h)(i)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	18,980,000	20,064,035	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	35

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	$21,360,000	$23,283,938	(c)
Morgan Stanley, Senior Notes (3.622% to 4/1/30 then SOFR + 3.120%)	3.622%	4/1/31	23,970,000	27,901,835	(c)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	7,449,000	8,640,954	(c)
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	4,534,000	5,519,017	(c)
State Street Corp., Senior Notes	3.300%	12/16/24	1,048,000	1,163,507
UBS AG, Senior Notes	1.750%	4/21/22	9,270,000	9,436,641	(a)
UBS AG, Senior Notes	4.500%	6/26/48	179,000	252,887	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	27,971,000	30,682,649	(a)(c)(d)
UBS Group AG, Senior Notes	3.491%	5/23/23	12,018,000	12,511,314	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	2,731,000	3,130,554	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	11,273,000	13,205,387	(a)
UBS Group AG, Senior Notes (2.859% to 8/15/22 then 3 mo. USD LIBOR + 0.954%)	2.859%	8/15/23	1,240,000	1,285,983	(a)(c)
Total Capital Markets				384,115,246
Consumer Finance — 0.1%
American Express Co., Senior Notes	2.650%	12/2/22	10,000	10,441
American Express Co., Senior Notes	2.500%	7/30/24	20,670,000	22,073,048
Nationwide Building Society, Senior Notes (4.363% to 8/1/23 then 3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	6,797,000	7,391,423	(a)(c)
Total Consumer Finance				29,474,912
Diversified Financial Services — 0.2%
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	7,236,000	7,279,923	(a)(c)

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate or 30 year Treasury Constant Maturity Rate) + 1.800%)	3.480%	12/21/65	$3,743,000	$2,604,024	(a)(c)
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	5,760,000	5,876,946	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	3,810,000	3,946,368	(a)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	869,000	874,885	(a)
USAA Capital Corp., Senior Notes	1.500%	5/1/23	300,000	307,832	(a)
USAA Capital Corp., Senior Notes	2.125%	5/1/30	650,000	684,316	(a)
Vanguard Group Inc.	3.050%	8/22/50	10,240,000	9,716,736	(f)(g)
Total Diversified Financial Services				31,291,030
Insurance — 0.4%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/21	92	128	(a)(d)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.000%	2/12/23	2,281	2,269	(a)(c)
American International Group Inc., Junior Subordinated Notes	6.250%	3/15/37	5,081,000	5,732,421
American International Group Inc., Senior Notes	2.500%	6/30/25	3,830,000	4,119,825
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	7,344,000	9,773,157
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	168,000	175,833
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	1,164,000	1,312,690
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	2,750,000	2,791,079	(a)
MassMutual Global Funding II, Senior Secured Notes	0.850%	6/9/23	20,670,000	20,930,151	(a)
MetLife Inc., Junior Subordinated Notes (6.400% to 12/15/36 then 3 mo. USD LIBOR + 2.205%)	6.400%	12/15/36	6,365,000	8,250,481
Metropolitan Life Global Funding I, Secured Notes	0.900%	6/8/23	15,660,000	15,862,331	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	5,130,000	5,203,825	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	37

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	$2,530,000	$2,584,561	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	93,000	146,651	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	3,500,000	4,752,991	(a)
Total Insurance				81,638,393
Total Financials				2,046,278,420
Health Care — 3.0%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	3.450%	3/15/22	1,424,000	1,468,948
AbbVie Inc., Senior Notes	2.300%	11/21/22	22,140,000	22,954,368
AbbVie Inc., Senior Notes	3.750%	11/14/23	1,490,000	1,625,555
AbbVie Inc., Senior Notes	2.600%	11/21/24	26,060,000	27,946,220
AbbVie Inc., Senior Notes	3.800%	3/15/25	4,066,000	4,538,512
AbbVie Inc., Senior Notes	3.600%	5/14/25	2,194,000	2,445,723
AbbVie Inc., Senior Notes	2.950%	11/21/26	4,640,000	5,135,217
AbbVie Inc., Senior Notes	3.200%	11/21/29	33,920,000	38,071,916
AbbVie Inc., Senior Notes	4.550%	3/15/35	233,000	295,369
AbbVie Inc., Senior Notes	4.250%	11/21/49	13,269,000	16,696,321
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	1,460,000	1,591,984
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,711,000	1,941,981
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	716,000	913,948
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	3,967,000	5,266,240
Total Biotechnology				130,892,302
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	10,859,000	12,730,585
Abbott Laboratories, Senior Notes	4.750%	11/30/36	1,836,000	2,528,410
Abbott Laboratories, Senior Notes	4.900%	11/30/46	3,681,000	5,466,161
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	6,421,000	6,983,358
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	1,229,000	1,363,288
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	1,407,000	1,820,375
Medtronic Inc., Senior Notes	3.500%	3/15/25	946,000	1,062,032
Medtronic Inc., Senior Notes	4.625%	3/15/45	410,000	582,642
Total Health Care Equipment & Supplies				32,536,851

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 1.3%
Aetna Inc., Senior Notes	2.800%	6/15/23	$761,000	$801,222
Aetna Inc., Senior Notes	3.875%	8/15/47	2,006,000	2,398,715
Anthem Inc., Senior Notes	3.125%	5/15/22	1,827,000	1,896,062
Anthem Inc., Senior Notes	2.950%	12/1/22	3,627,000	3,802,065
Anthem Inc., Senior Notes	3.350%	12/1/24	1,791,000	1,974,423
Anthem Inc., Senior Notes	3.650%	12/1/27	6,837,000	7,888,953
Cigna Corp., Senior Notes	3.400%	9/17/21	3,251,000	3,321,352
Cigna Corp., Senior Notes	3.750%	7/15/23	8,722,000	9,431,317
Cigna Corp., Senior Notes	4.125%	11/15/25	2,499,000	2,880,149
Cigna Corp., Senior Notes	4.375%	10/15/28	22,102,000	26,731,927
Cigna Corp., Senior Notes	4.800%	8/15/38	9,250,000	12,073,753
Cigna Corp., Senior Notes	4.900%	12/15/48	3,130,000	4,311,486
CommonSpirit Health, Secured Notes	4.350%	11/1/42	358,000	420,670
CVS Health Corp., Senior Notes	3.350%	3/9/21	1,179,000	1,185,486
CVS Health Corp., Senior Notes	2.750%	12/1/22	188,000	195,502
CVS Health Corp., Senior Notes	3.700%	3/9/23	1,529,000	1,636,251
CVS Health Corp., Senior Notes	3.875%	7/20/25	4,600,000	5,212,672
CVS Health Corp., Senior Notes	3.625%	4/1/27	2,780,000	3,167,935
CVS Health Corp., Senior Notes	4.300%	3/25/28	24,660,000	29,362,461
CVS Health Corp., Senior Notes	3.750%	4/1/30	10,970,000	12,781,450
CVS Health Corp., Senior Notes	4.780%	3/25/38	14,000,000	17,759,318
CVS Health Corp., Senior Notes	4.125%	4/1/40	2,200,000	2,646,381
CVS Health Corp., Senior Notes	5.125%	7/20/45	5,194,000	7,003,708
CVS Health Corp., Senior Notes	5.050%	3/25/48	11,548,000	15,676,466
CVS Health Corp., Senior Notes	4.250%	4/1/50	4,150,000	5,200,497
Humana Inc., Senior Notes	3.150%	12/1/22	672,000	702,260
Humana Inc., Senior Notes	4.500%	4/1/25	1,180,000	1,356,471
Humana Inc., Senior Notes	3.950%	3/15/27	3,726,000	4,291,597
Humana Inc., Senior Notes	3.125%	8/15/29	12,000,000	13,269,081
Humana Inc., Senior Notes	4.625%	12/1/42	779,000	1,001,382
Humana Inc., Senior Notes	4.950%	10/1/44	1,110,000	1,499,429
Humana Inc., Senior Notes	4.800%	3/15/47	242,000	324,321
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	2,624,000	2,687,751
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	950,000	987,561
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	2,140,000	2,311,046
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	4,001,000	4,561,368
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	2,390,000	2,465,607
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	830,000	996,759
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	5,320,000	5,647,694

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	39

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	$582,000	$871,903
UnitedHealth Group Inc., Senior Notes	2.750%	5/15/40	5,230,000	5,682,081
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,576,000	2,381,449
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	1,640,000	2,193,816
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	2,460,000	3,401,546
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	4,227,000	5,309,282
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	6,030,000	6,689,494
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	6,499,000	8,432,800
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	770,000	895,972
Total Health Care Providers & Services				257,720,891
Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co., Senior Notes	2.250%	8/15/21	2,722,000	2,752,290
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	5,293,000	5,462,591
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	1,200,000	1,265,059
Bristol-Myers Squibb Co., Senior Notes	3.625%	5/15/24	537,000	588,984
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	15,977,000	17,356,458
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	4,765,000	5,439,185
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	7,299,000	8,218,389
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	23,036,000	26,837,324
Bristol-Myers Squibb Co., Senior Notes	5.250%	8/15/43	1,030,000	1,480,979
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	1,728,000	2,503,308
Bristol-Myers Squibb Co., Senior Notes	4.550%	2/20/48	3,000,000	4,191,875
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	384,000	397,282
Johnson & Johnson, Senior Notes	0.550%	9/1/25	4,760,000	4,783,853
Johnson & Johnson, Senior Notes	0.950%	9/1/27	9,500,000	9,553,125
Johnson & Johnson, Senior Notes	2.100%	9/1/40	11,300,000	11,422,165
Johnson & Johnson, Senior Notes	3.700%	3/1/46	2,946,000	3,763,472
Merck & Co. Inc., Senior Notes	0.750%	2/24/26	8,200,000	8,298,771

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	$4,380,000	$4,444,786
Pfizer Inc., Senior Notes	0.800%	5/28/25	9,780,000	9,960,986
Pfizer Inc., Senior Notes	2.625%	4/1/30	6,980,000	7,797,011
Pfizer Inc., Senior Notes	1.700%	5/28/30	6,200,000	6,445,844
Pfizer Inc., Senior Notes	2.550%	5/28/40	5,380,000	5,759,316
Pfizer Inc., Senior Notes	2.700%	5/28/50	24,195,000	26,045,849
Wyeth LLC, Senior Notes	5.950%	4/1/37	1,245,000	1,868,609
Total Pharmaceuticals				176,637,511
Total Health Care				597,787,555
Industrials — 2.9%
Aerospace & Defense — 1.4%
Boeing Co., Senior Notes	4.875%	5/1/25	21,700,000	24,755,200
Boeing Co., Senior Notes	3.100%	5/1/26	1,379,000	1,477,686
Boeing Co., Senior Notes	2.700%	2/1/27	2,588,000	2,693,369
Boeing Co., Senior Notes	2.800%	3/1/27	1,791,000	1,863,863
Boeing Co., Senior Notes	3.200%	3/1/29	5,382,000	5,685,397
Boeing Co., Senior Notes	5.150%	5/1/30	18,760,000	22,738,174
Boeing Co., Senior Notes	3.250%	2/1/35	14,057,000	14,431,552
Boeing Co., Senior Notes	5.875%	2/15/40	448,000	570,848
Boeing Co., Senior Notes	5.705%	5/1/40	8,710,000	11,324,338
Boeing Co., Senior Notes	3.750%	2/1/50	4,633,000	4,880,675
Boeing Co., Senior Notes	5.805%	5/1/50	20,210,000	27,897,286
Boeing Co., Senior Notes	5.930%	5/1/60	5,180,000	7,361,938
General Dynamics Corp., Senior Notes	4.250%	4/1/40	680,000	886,986
General Dynamics Corp., Senior Notes	4.250%	4/1/50	22,700,000	31,020,235
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	5,623,000	6,391,448
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	550,000	726,335
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	7,093,000	7,364,392
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	9,609,000	10,457,052
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	2,964,000	3,353,858
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	37,500,000	55,939,595
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	2,960,000	3,218,312
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	5,920,000	6,792,534

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	41

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Aerospace & Defense — continued
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	$3,300,000	$3,936,763
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	6,230,000	6,625,776
Raytheon Technologies Corp., Senior Notes	5.400%	5/1/35	18,000	24,802
Raytheon Technologies Corp., Senior Notes	4.500%	6/1/42	833,000	1,087,848
Raytheon Technologies Corp., Senior Notes	4.150%	5/15/45	5,000,000	6,350,123
Raytheon Technologies Corp., Senior Notes	3.125%	7/1/50	12,100,000	13,368,668
Total Aerospace & Defense				283,225,053
Airlines — 0.2%
Continental Airlines Pass-Through Trust, Senior Secured Trust	6.703%	6/15/21	161,612	160,426
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	5,160,000	5,194,111
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	4,030,000	4,147,222
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,440,000	1,421,766
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	11,780,000	12,597,160	(a)
Delta Air Lines Inc./SkyMiles IP Ltd.,
Senior Secured Notes	4.750%	10/20/28	11,100,000	12,129,280	(a)
Total Airlines				35,649,965
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.700%	2/15/31	930,000	1,000,951
Carrier Global Corp., Senior Notes	3.377%	4/5/40	2,530,000	2,781,358
Carrier Global Corp., Senior Notes	3.577%	4/5/50	1,610,000	1,806,646
Total Building Products				5,588,955
Commercial Services & Supplies — 0.1%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	2,606,000	2,683,060
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	3,188,000	3,676,159
Republic Services Inc., Senior Notes	2.500%	8/15/24	3,645,000	3,894,396
Waste Management Inc., Senior Notes	3.500%	5/15/24	958,000	1,047,209
Waste Management Inc., Senior Notes	4.150%	7/15/49	6,812,000	9,094,938
Total Commercial Services & Supplies				20,395,762

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electrical Equipment — 0.0%††
Eaton Corp., Senior Notes	2.750%	11/2/22	$5,615,000	$5,861,074
Eaton Corp., Senior Notes	4.150%	11/2/42	2,524,000	3,202,856
Total Electrical Equipment				9,063,930
Industrial Conglomerates — 0.6%
3M Co., Senior Notes	2.375%	8/26/29	16,008,000	17,334,224
3M Co., Senior Notes	3.050%	4/15/30	9,580,000	10,904,168
3M Co., Senior Notes	3.700%	4/15/50	13,920,000	17,327,816
General Electric Co., Senior Notes	3.450%	5/1/27	1,390,000	1,573,035
General Electric Co., Senior Notes	3.625%	5/1/30	7,870,000	9,005,100
General Electric Co., Senior Notes	6.750%	3/15/32	788,000	1,106,232
General Electric Co., Senior Notes	5.875%	1/14/38	690,000	936,830
General Electric Co., Senior Notes	6.875%	1/10/39	30,683,000	45,247,680
General Electric Co., Senior Notes	4.250%	5/1/40	2,980,000	3,527,718
General Electric Co., Senior Notes	4.350%	5/1/50	3,830,000	4,666,055
Honeywell International Inc., Senior Notes	1.350%	6/1/25	4,670,000	4,840,563
Total Industrial Conglomerates				116,469,421
Machinery — 0.2%
Deere & Co., Senior Notes	3.100%	4/15/30	1,840,000	2,108,250
Deere & Co., Senior Notes	3.750%	4/15/50	18,940,000	24,634,988
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	2,960,000	3,140,281
Total Machinery				29,883,519
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	2,257,000	2,563,647
Union Pacific Corp., Senior Notes	2.150%	2/5/27	4,460,000	4,745,125
Union Pacific Corp., Senior Notes	3.950%	9/10/28	10,066,000	11,966,012
Union Pacific Corp., Senior Notes	2.400%	2/5/30	6,030,000	6,504,354
Union Pacific Corp., Senior Notes	3.839%	3/20/60	8,150,000	10,132,911
Union Pacific Corp., Senior Notes	3.750%	2/5/70	6,680,000	8,119,904
Total Road & Rail				44,031,953
Trading Companies & Distributors — 0.0%††
Air Lease Corp., Senior Notes	3.375%	7/1/25	4,630,000	4,984,211
Transportation Infrastructure — 0.2%
DP World PLC, Senior Notes	5.625%	9/25/48	28,679,000	36,657,498	(a)
Total Industrials				585,950,267

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	43

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 2.2%
Communications Equipment — 0.0%††
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	$1,730,000	$2,266,050
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	1,881,000	2,608,788
Total Communications Equipment				4,874,838
IT Services — 0.4%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	16,559,000	17,946,718
Mastercard Inc., Senior Notes	3.375%	4/1/24	2,552,000	2,797,711
Mastercard Inc., Senior Notes	3.350%	3/26/30	5,000,000	5,820,590
Mastercard Inc., Senior Notes	3.850%	3/26/50	15,360,000	19,881,494
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	5,680,000	5,819,285
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	5,950,000	6,222,950
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	3,250,000	3,485,939
Visa Inc., Senior Notes	3.150%	12/14/25	6,117,000	6,866,863
Visa Inc., Senior Notes	4.300%	12/14/45	6,563,000	9,019,499
Total IT Services				77,861,049
Semiconductors & Semiconductor Equipment — 1.0%
Applied Materials Inc., Senior Notes	1.750%	6/1/30	18,860,000	19,596,967
Broadcom Inc., Senior Notes	2.250%	11/15/23	10,440,000	10,910,954
Broadcom Inc., Senior Notes	4.700%	4/15/25	15,520,000	17,792,288
Broadcom Inc., Senior Notes	3.150%	11/15/25	12,340,000	13,489,729
Broadcom Inc., Senior Notes	4.150%	11/15/30	5,000,000	5,800,495
Intel Corp., Senior Notes	3.700%	7/29/25	851,000	963,516
Intel Corp., Senior Notes	4.600%	3/25/40	3,010,000	3,987,187
Intel Corp., Senior Notes	4.750%	3/25/50	17,755,000	24,822,207
Micron Technology Inc., Senior Notes	2.497%	4/24/23	6,190,000	6,455,507
NVIDIA Corp., Senior Notes	2.850%	4/1/30	8,870,000	9,986,181
NVIDIA Corp., Senior Notes	3.500%	4/1/40	8,680,000	10,446,251
NVIDIA Corp., Senior Notes	3.500%	4/1/50	26,977,000	32,851,203
NVIDIA Corp., Senior Notes	3.700%	4/1/60	6,630,000	8,557,658
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	4,090,000	4,405,613	(a)
Texas Instruments Inc., Senior Notes	2.250%	9/4/29	9,000	9,705
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	4,150,000	4,311,107
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	5,000,000	6,255,467
Texas Instruments Inc., Senior Notes	4.150%	5/15/48	6,484,000	8,690,792

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — continued
TSMC Global Ltd., Senior Notes	0.750%	9/28/25	$4,940,000	$4,923,525	(a)
TSMC Global Ltd., Senior Notes	1.000%	9/28/27	6,460,000	6,405,478	(a)
Total Semiconductors & Semiconductor Equipment				200,661,830
Software — 0.6%
Adobe Inc., Senior Notes	2.300%	2/1/30	18,440,000	19,983,133
Microsoft Corp., Senior Notes	2.875%	2/6/24	6,985,000	7,506,082
Microsoft Corp., Senior Notes	2.700%	2/12/25	1,943,000	2,111,929
Microsoft Corp., Senior Notes	3.125%	11/3/25	8,660,000	9,687,575
Microsoft Corp., Senior Notes	2.400%	8/8/26	13,371,000	14,594,944
Microsoft Corp., Senior Notes	3.300%	2/6/27	24,180,000	27,605,541
Microsoft Corp., Senior Notes	3.450%	8/8/36	233,000	287,668
Microsoft Corp., Senior Notes	4.100%	2/6/37	29,000	38,153
Microsoft Corp., Senior Notes	3.700%	8/8/46	2,570,000	3,264,402
Microsoft Corp., Senior Notes	2.525%	6/1/50	5,016,000	5,300,559
Microsoft Corp., Senior Notes	3.950%	8/8/56	888,000	1,223,390
Microsoft Corp., Senior Notes	2.675%	6/1/60	187,000	203,658
salesforce.com Inc., Senior Notes	3.250%	4/11/23	4,424,000	4,714,424
salesforce.com Inc., Senior Notes	3.700%	4/11/28	17,872,000	21,100,757
Total Software				117,622,215
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc., Senior Notes	1.125%	5/11/25	16,150,000	16,621,950
Apple Inc., Senior Notes	2.450%	8/4/26	9,994,000	10,914,067
Apple Inc., Senior Notes	3.850%	8/4/46	4,111,000	5,304,871
Total Technology Hardware, Storage & Peripherals				32,840,888
Total Information Technology				433,860,820
Materials — 1.5%
Chemicals — 0.1%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	17,321,000	19,356,824	(a)
OCP SA, Senior Notes	4.500%	10/22/25	4,836,000	5,279,698	(a)
Total Chemicals				24,636,522
Metals & Mining — 1.2%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	9,018,000	9,820,586	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	5,355,000	6,325,724	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	2,212,000	2,541,549	(a)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	13,750,000	14,845,709

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	45

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	$8,857,000	$9,955,888
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	752,000	1,091,003
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	8,508,000	12,280,307
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	395,000	406,403
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,863,000	11,583,640
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	14,365,000	16,064,939	(a)
Corp. Nacional del Cobre de Chile, Senior Notes	3.700%	1/30/50	16,500,000	18,214,008	(a)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	4,227,000	4,504,060	(a)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	157,000	163,142	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	2,884,000	3,121,063	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	12,140,000	13,372,533	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	6,017,000	6,815,476	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	2,155,000	2,433,514	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	30,968,000	41,572,644
Southern Copper Corp., Senior Notes	5.875%	4/23/45	6,846,000	9,905,798
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	33,527,000	41,623,771
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	5,208,000	7,646,021
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	5,508,000	8,212,483
Total Metals & Mining				242,500,261
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	34,645,000	41,725,918
Total Materials				308,862,701
Real Estate — 0.0%††
Equity Real Estate Investment Trusts (REITs) — 0.0%††
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	3,923,000	4,141,887	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	1,433,000	1,554,266	(a)
Total Real Estate				5,696,153
Utilities — 0.9%
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., Senior Notes	5.950%	5/15/37	269,000	390,975

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Cleveland Electric Illuminating Co., Senior Notes	3.500%	4/1/28	$1,415,000	$1,506,851	(a)
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	9,618,000	10,950,670	(a)
Duke Energy Corp., Senior Notes	3.550%	9/15/21	779,000	790,166
Duke Energy Corp., Senior Notes	2.400%	8/15/22	7,657,000	7,892,532
Duke Energy Corp., Senior Notes	3.150%	8/15/27	3,979,000	4,446,849
Exelon Corp., Senior Notes	5.625%	6/15/35	1,984,000	2,686,289
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	3,824,000	4,039,955
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	2,770,000	2,710,558
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	15,102,000	16,665,552
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	25,020,000	35,721,137
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	1,970,000	2,455,574
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	7,057,000	8,387,820
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	10,340,000	10,370,104
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	3,160,000	3,220,491
Pacific Gas and Electric Co., Secured Bonds	2.500%	2/1/31	4,000,000	4,018,086
Pacific Gas and Electric Co., Secured Bonds	3.300%	8/1/40	830,000	831,366
Pacific Gas and Electric Co., Secured Bonds	3.500%	8/1/50	1,940,000	1,935,260
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	4.125%	5/15/27	4,743,000	5,257,900	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	6,672,000	7,997,026	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.250%	10/24/42	16,014,000	18,946,804	(b)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	6.150%	5/21/48	13,326,000	17,447,665	(a)
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,093,000	1,122,685
Total Electric Utilities				169,792,315

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	47

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — 0.0%††
Consolidated Edison Co. of New York Inc., Senior Notes	3.350%	4/1/30	$2,680,000	$3,075,915
Consolidated Edison Co. of New York Inc., Senior Notes	3.950%	4/1/50	1,880,000	2,296,847
Total Multi-Utilities				5,372,762
Total Utilities				175,165,077
Total Corporate Bonds & Notes (Cost — $6,017,611,483)				6,599,959,876
Mortgage-Backed Securities — 23.6%
FHLMC — 3.9%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	10/1/25-3/1/50	60,365,969	65,148,254
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	9/1/32-11/1/50	180,272,747	192,222,921
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	10/1/32	1,544,175	1,614,871
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	10/1/36	130,901	156,939
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-3/1/50	36,498,596	40,373,263
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	7/1/45- 5/1/50	44,774,223	49,254,234
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46- 5/1/50	120,207,336	128,633,445
Federal Home Loan Mortgage Corp. (FHLMC) (5 year Treasury Constant Maturity Rate + 1.286%)	2.278%	3/1/47	6,046,182	6,278,032	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	7/1/23- 4/1/49	39,513,519	43,653,724
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.000%	9/1/23-11/1/48	11,615,278	12,990,963
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/24-3/1/39	490,175	571,004
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	6/1/32-9/1/39	287,739	332,506
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	8/1/33-2/1/49	11,799,973	12,893,021
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	1/1/34-9/1/48	74,262,318	79,792,410
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	4/1/35-4/1/38	1,851,807	2,089,475

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.000%	11/1/39	$159,172	$189,253
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	11/1/41-11/1/48	143,589,751	155,442,580
Total FHLMC				791,636,895
FNMA — 14.4%
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-7/1/41	7,392,917	8,854,500
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	645,847	701,328
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-4/1/28	23,152	23,706
Federal National Mortgage Association (FNMA)	7.000%	4/1/27-2/1/39	1,286,178	1,470,016
Federal National Mortgage Association (FNMA)	3.080%	1/1/28	4,692,730	5,262,692
Federal National Mortgage Association (FNMA)	2.500%	6/1/28	5,251,994	5,525,100
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	2,215,401	2,514,202
Federal National Mortgage Association (FNMA)	3.040%	6/1/29	1,791,118	2,044,223
Federal National Mortgage Association (FNMA)	2.790%	8/1/29	10,478,000	11,830,242
Federal National Mortgage Association (FNMA)	2.140%	4/1/30	1,402,000	1,514,188
Federal National Mortgage Association (FNMA)	2.260%	4/1/30	8,931,848	9,721,978
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-9/1/57	317,312,883	348,809,392
Federal National Mortgage Association (FNMA)	2.400%	10/1/31	3,512,000	3,832,777
Federal National Mortgage Association (FNMA)	6.500%	2/1/32-5/1/40	727,586	843,282
Federal National Mortgage Association (FNMA)	1.950%	4/1/32	1,600,000	1,683,207
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-3/1/50	129,360,744	144,071,091
Federal National Mortgage Association (FNMA)	1.500%	1/1/35	149,200,000	153,524,470	(j)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	49

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.680%	1/1/35-2/1/35	$2,200,000	$2,428,817
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	3,405,716	3,812,750	(c)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	1,831,039	2,118,204
Federal National Mortgage Association (FNMA)	1.500%	12/1/35	4,300,000	4,444,692
Federal National Mortgage Association (FNMA)	3.000%	12/1/36-11/1/50	501,157,127	536,690,660
Federal National Mortgage Association (FNMA)	3.500%	12/1/37-3/1/57	486,431,878	520,637,773
Federal National Mortgage Association (FNMA)	4.000%	7/1/42-6/1/57	315,446,116	345,131,823
Federal National Mortgage Association (FNMA)	3.000%	8/1/50-11/1/50	27,520,268	29,399,729	(k)
Federal National Mortgage Association (FNMA)	2.000%	1/1/51-2/1/51	449,800,000	466,814,637	(j)
Federal National Mortgage Association (FNMA)	2.500%	1/1/51	258,300,000	272,304,701	(j)
Federal National Mortgage Association (FNMA)	4.500%	8/1/58	1,895,710	2,169,801	(k)
Federal National Mortgage Association (FNMA) (Federal Reserve US 12 mo. Cumulative Average 1 Year CMT + 1.959%)	2.706%	11/1/35	291,532	302,826	(c)
Total FNMA				2,888,482,807
GNMA — 5.3%
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	24,752	27,286
Government National Mortgage Association (GNMA)	6.500%	10/15/23-8/15/34	2,765,624	3,194,979
Government National Mortgage Association (GNMA)	7.000%	1/15/24- 5/15/32	11,323	11,947
Government National Mortgage Association (GNMA)	6.000%	11/15/28-6/15/35	1,562,375	1,813,453
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	131,668	152,212
Government National Mortgage Association (GNMA)	5.000%	1/15/40	32,735	37,463

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	$10,172,892	$10,764,005
Government National Mortgage Association (GNMA)	3.500%	6/15/48-5/15/50	8,199,223	8,751,586
Government National Mortgage Association (GNMA)	4.000%	3/15/50	847,874	900,387
Government National Mortgage Association (GNMA) II	6.000%	9/20/36-2/20/42	1,913,110	2,220,233
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	438,282	510,407
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-4/20/50	183,943,592	198,854,335
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-4/20/50	84,973,283	93,018,066
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-2/20/50	85,976,778	94,099,058
Government National Mortgage Association (GNMA) II	3.000%	3/20/45-10/20/50	111,271,149	117,264,105
Government National Mortgage Association (GNMA) II	3.000%	8/20/46-12/20/50	44,830,344	47,547,887	(k)
Government National Mortgage Association (GNMA) II	4.000%	6/20/47-7/20/50	153,807,767	165,455,539
Government National Mortgage Association (GNMA) II	2.000%	1/1/50-2/1/50	148,800,000	155,565,154	(j)
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	4,200,000	4,529,636
Government National Mortgage Association (GNMA) II	2.500%	1/1/51-2/20/51	144,100,000	152,393,946	(j)
Government National Mortgage Association (GNMA) II	3.000%	1/20/51	500,000	522,891	(j)
Total GNMA				1,057,634,575
Total Mortgage-Backed Securities (Cost — $4,631,762,960)				4,737,754,277
U.S. Government & Agency Obligations — 19.0%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA)	3.500%	12/1/49	2,665,646	2,875,321
Federal National Mortgage Association (FNMA), Notes	6.625%	11/15/30	18,010,000	27,290,832
Total U.S. Government Agencies				30,166,153
U.S. Government Obligations — 18.8%
U.S. Treasury Bonds	1.125%	8/15/40	105,880,000	100,271,669

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	51

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	1.375%	11/15/40	$103,600,000	$102,466,875
U.S. Treasury Bonds	3.625%	2/15/44	70,500,000	99,853,887
U.S. Treasury Bonds	2.875%	8/15/45	103,400,000	131,588,617
U.S. Treasury Bonds	2.750%	8/15/47	83,502,000	104,713,465
U.S. Treasury Bonds	3.000%	2/15/48	63,390,000	83,234,042
U.S. Treasury Bonds	3.125%	5/15/48	115,130,000	154,580,014
U.S. Treasury Bonds	3.000%	2/15/49	14,520,000	19,157,325
U.S. Treasury Bonds	2.250%	8/15/49	257,740,000	295,041,824
U.S. Treasury Bonds	2.000%	2/15/50	83,730,000	90,964,795
U.S. Treasury Bonds	1.250%	5/15/50	408,130,000	370,346,092
U.S. Treasury Bonds	1.375%	8/15/50	432,900,000	405,539,369
U.S. Treasury Bonds	1.625%	11/15/50	120,080,000	119,648,463
U.S. Treasury Notes	0.125%	7/15/23	290,000	289,887
U.S. Treasury Notes	0.250%	11/15/23	1,430,000	1,434,134
U.S. Treasury Notes	0.375%	4/30/25	470,000	471,763
U.S. Treasury Notes	0.250%	5/31/25	291,590,000	291,054,658
U.S. Treasury Notes	0.250%	6/30/25	75,170,000	74,985,011
U.S. Treasury Notes	0.250%	8/31/25	1,260,000	1,256,013
U.S. Treasury Notes	0.250%	9/30/25	1,880,000	1,873,023
U.S. Treasury Notes	0.250%	10/31/25	80,150,000	79,811,867
U.S. Treasury Notes	0.375%	11/30/25	23,040,000	23,074,200
U.S. Treasury Notes	2.125%	5/31/26	44,780,000	48,895,912
U.S. Treasury Notes	1.875%	7/31/26	104,370,000	112,703,292
U.S. Treasury Notes	2.000%	11/15/26	30,410,000	33,105,324
U.S. Treasury Notes	0.500%	4/30/27	12,530,000	12,501,612
U.S. Treasury Notes	0.500%	6/30/27	237,680,000	236,742,279
U.S. Treasury Notes	0.375%	7/31/27	190,030,000	187,558,126
U.S. Treasury Notes	0.500%	8/31/27	53,980,000	53,657,385
U.S. Treasury Notes	0.500%	10/31/27	26,060,000	25,860,478
U.S. Treasury Notes	0.625%	11/30/27	101,250,000	101,250,000
U.S. Treasury Notes	0.625%	12/31/27	146,430,000	146,281,283
U.S. Treasury Notes	0.625%	5/15/30	130,750,000	127,848,984
U.S. Treasury Notes	0.625%	8/15/30	98,690,000	96,238,170
U.S. Treasury Notes	0.875%	11/15/30	45,270,000	45,124,995
U.S. Treasury Strip Principal, STRIPS	0.000%	11/15/21	2,212,000	2,209,904
Total U.S. Government Obligations				3,781,634,737
Total U.S. Government & Agency Obligations (Cost — $3,727,975,442)				3,811,800,890

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — 7.9%
Alternative Loan Trust, 2006-OA8 1A1 (1 mo. USD LIBOR + 0.190%)	0.338%	7/25/46	$635,590	$566,382	(c)
APS Resecuritization Trust, 2015-3 1A (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.960%)	1.140%	10/27/46	5,266,603	5,282,180	(a)(c)
BAMLL Commercial Mortgage Securities Trust, 2020-JGDN A (1 mo. USD LIBOR + 2.750%)	2.909%	11/15/30	11,340,000	11,404,277	(a)(c)
Banc of America Funding Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.150%)	0.300%	2/27/37	4,624,066	4,532,616	(a)(c)
BANK, 2020-BN29 C	3.027%	11/15/53	1,930,000	2,039,162	(c)
Bear Stearns ARM Trust, 2004-9 24A1	3.342%	11/25/34	823,410	799,689	(c)
Benchmark Mortgage Trust, 2020-IG1 AS	2.909%	9/15/43	13,280,000	14,441,749	(c)
Benchmark Mortgage Trust, 2020-B21 B	2.458%	12/17/53	3,870,000	3,998,776
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	1.409%	7/15/35	21,879,000	21,351,285	(a)(c)
BX Commercial Mortgage Trust, 2019- IMC A (1 mo. USD LIBOR + 1.000%)	1.159%	4/15/34	8,956,000	8,752,773	(a)(c)
BX Commercial Mortgage Trust, 2020- FOX A (1 mo. USD LIBOR + 1.000%)	1.159%	11/15/32	15,500,000	15,571,377	(a)(c)
BX Commercial Mortgage Trust, 2019-XL A (1 mo. USD LIBOR + 0.920%)	1.079%	10/15/36	11,334,616	11,381,270	(a)(c)
BX Commercial Mortgage Trust, 2020- VIV3 B	3.544%	3/9/44	7,530,000	8,043,935	(a)(c)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	4,209,000	4,781,426	(c)
CHL Mortgage Pass-Through Trust, 2005-9 2A1 (1 mo. USD LIBOR + 0.440%)	0.588%	5/25/35	239,224	183,321	(c)
CHL Mortgage Pass-Through Trust, 2005-11 3A3	2.627%	4/25/35	29,288	23,657	(c)
CHT Mortgage Trust, 2017-CSMO A (1 mo. USD LIBOR + 0.930%)	1.089%	11/15/36	5,821,000	5,770,070	(a)(c)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	1,773,000	1,952,434
Citigroup Commercial Mortgage Trust, 2017-C4 A4	3.471%	10/12/50	8,956,000	10,221,891

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	53

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	$2,624,000	$2,934,076	(c)
Citigroup Commercial Mortgage Trust, 2019-C7-A4	3.102%	12/15/72	17,000,000	19,297,472
Citigroup Commercial Mortgage Trust, 2019-SMRT A	4.149%	1/10/36	10,269,000	11,179,478	(a)
Citigroup Commercial Mortgage Trust, 2016-C2 B	3.176%	8/10/49	6,920,000	7,285,369
Citigroup Mortgage Loan Trust, 2018- RP2 A1	3.500%	2/25/58	6,160,532	6,510,310	(a)(c)
Cold Storage Trust, 2020-ICE5 A (1 mo. USD LIBOR + 0.900%)	1.059%	11/15/37	58,480,000	58,853,231	(a)(c)
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	4,057,000	4,304,374	(a)(c)
Commercial Mortgage Trust, 2013- CR12 AM	4.300%	10/10/46	448,000	470,074
Commercial Mortgage Trust, 2013- CR12 B	4.762%	10/10/46	394,000	403,804	(c)
Commercial Mortgage Trust, 2013- CR12 C	5.071%	10/10/46	188,000	186,629	(c)
Commercial Mortgage Trust, 2014-277P A	3.611%	8/10/49	2,830,000	3,058,374	(a)(c)
Commercial Mortgage Trust, 2014- UBS2 XA, IO	1.149%	3/10/47	16,101,056	467,600	(c)
Commercial Mortgage Trust, 2015- CR24 AM	4.028%	8/10/48	7,541,000	8,383,652	(c)
Commercial Mortgage Trust, 2017- PANW A	3.244%	10/10/29	9,771,000	10,267,653	(a)
Commercial Mortgage Trust, 2020-CX A	2.173%	11/10/46	8,430,000	8,852,279	(a)
Credit Suisse Mortgage Capital Trust, 2020-FACT A (1 mo. USD LIBOR + 1.350%)	1.509%	10/15/37	12,350,000	12,407,047	(a)(c)
CSAIL Commercial Mortgage Trust, 2018-C14 A4	4.422%	11/15/51	14,929,000	17,946,902	(c)
CSAIL Commercial Mortgage Trust, 2019-C15 A4	4.053%	3/15/52	13,433,000	15,853,580
CSMC Trust, 2015-12R 2A1	0.649%	11/30/37	8,174,020	8,159,624	(a)(c)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	11,180,983	11,666,853	(a)(c)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.139%	5/15/36	24,332,000	24,413,376	(a)(c)

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
CSMC Trust, 2019-NQM1 A1	2.656%	10/25/59	$21,899,201	$22,519,982	(a)
CSMC Trust, 2019-RPL9 A1	3.036%	10/27/59	40,080,998	40,536,318	(a)(c)
CSMC Trust, 2020-RPL4 A1	2.000%	1/25/60	35,256,272	36,358,394	(a)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	43,410,017	44,444,799	(a)(c)
CSMC Trust, 2020-522F A (1 mo. USD LIBOR + 3.739%)	4.139%	9/16/25	54,350,000	54,848,732	(a)(c)
CSMC Trust, 2020-RPL3 A1	2.691%	3/25/60	14,825,391	14,863,188	(a)(c)
DBCG Mortgage Trust, 2017-BBG A (1 mo. USD LIBOR + 0.700%)	0.859%	6/15/34	12,210,000	12,221,880	(a)(c)
DBJPM Mortgage Trust, 2016-C1 B	4.195%	5/10/49	1,320,000	1,395,576	(c)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	0.598%	6/25/34	61,065	57,912	(c)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust Series, 2006-PR1 4AF1 (1 mo. USD LIBOR + 0.290%)	0.449%	4/15/36	4,869,429	4,207,172	(a)(c)
EverBank Mortgage Loan Trust, 2018-1 A22	3.500%	2/25/48	9,948,689	10,160,702	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multiclass Certificates, 2020-RR02 BX, IO	1.666%	8/27/28	10,000,000	1,125,466	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multiclass Certificates, 2020-RR07 AX, IO	2.468%	9/27/28	9,000,000	1,513,107	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, 1517 X1, IO	1.334%	7/25/35	16,476,012	2,517,054	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K-121 X1, IO	1.029%	10/25/30	27,400,000	2,327,288	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K016 X1, IO	1.481%	10/25/21	1,510,218	7,774	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K062 X1, IO	0.305%	12/25/26	271,122,842	4,745,653	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K072 X1, IO	0.368%	12/25/27	62,551,501	1,489,727	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	55

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K091 X1, IO	0.559%	3/25/29	$25,018,473	$1,062,249	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K092 X1, IO	0.709%	4/25/29	17,880,590	956,633	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K093 X1, IO	0.952%	5/25/29	20,185,285	1,412,675	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K095 X1, IO	0.948%	6/25/29	15,635,797	1,106,670	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K095 XAM, IO	1.238%	6/25/29	10,114,000	996,250	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K099 X1, IO	0.886%	9/25/29	8,183,346	555,709	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K101 X1, IO	0.836%	10/25/29	14,374,126	935,132	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K108 X1, IO	1.690%	3/25/30	8,250,000	1,118,194	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K151 X1, IO	0.405%	4/25/30	18,628,430	544,684	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K-1516 X1, IO	1.513%	2/25/35	25,695,647	4,199,679	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K-1516 X1, IO	1.512%	5/25/35	9,819,904	1,686,825	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K735 X1, IO	0.957%	5/25/26	15,281,578	700,265	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K736 X1, IO	1.312%	7/25/26	16,673,307	1,007,036	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K737 X1, IO	0.638%	10/25/26	34,943,084	1,129,577	(c)

See Notes to Financial Statements.

56	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KC05 X1, IO	1.203%	6/25/27	$7,854,207	$440,813	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KSG1 X1, IO	1.156%	9/25/30	16,998,043	1,554,359	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	7,057,000	7,905,689
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	1,588,886	1,888,144
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 1345 A, PO	0.000%	7/15/22	4	4
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2019-RR01 X, IO	1.534%	6/25/28	15,000,000	1,526,385	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2957 ZA, PAC	5.000%	3/15/35	2,421,278	2,763,166
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3242 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.290%)	6.131%	11/15/36	381,612	85,833	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	6.271%	2/15/37	1,007,648	245,636	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3368 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.030%)	5.871%	9/15/37	791,508	179,120	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3621 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.230%)	6.071%	1/15/40	222,657	48,258	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3639 EY	5.000%	2/15/30	831,357	922,342
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.791%	10/15/41	721,255	130,082	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3973 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.490%)	6.331%	12/15/41	412,973	94,540	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4054 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.888%	8/15/39	718,598	158,403	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	57

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4099 ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.841%	8/15/42	$1,232,016	$226,705	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4119 IN, IO	3.500%	10/15/32	812,759	83,780
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4174 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.048%	5/15/39	366,625	13,522	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4194 BI, IO	3.500%	4/15/43	2,700,561	278,806
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.091%	9/15/42	758,706	103,841	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4239 IO, IO	3.500%	6/15/27	1,194,104	73,116
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4298 PI, IO, PAC	4.000%	4/15/43	719,507	35,571
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4310 SA, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.791%	2/15/44	1,469,815	284,796	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4335 SW, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.841%	5/15/44	574,905	120,710	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4415 IO, IO	2.372%	4/15/41	787,156	47,603	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CB	3.000%	5/15/48	8,926,868	9,389,256
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4793 CD	3.000%	6/15/48	6,092,398	6,393,841
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	5,050,213	5,219,727
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	5,554,474	836,574
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	5,882,556	721,034
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	13,196,654	1,911,510
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	10,515,570	1,373,264
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5040 IB, IO	2.500%	11/25/50	3,777,092	474,984

See Notes to Financial Statements.

58	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	$294,771	$20,407
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.941%	8/15/44	401,471	88,839	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 353 S1, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	5.841%	12/15/46	5,818,563	1,339,229	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN1 M2 (1 mo. USD LIBOR + 2.200%)	2.348%	2/25/24	73,346	73,365	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2B (1 mo. USD LIBOR + 3.450%)	3.598%	10/25/29	8,336,000	8,592,127	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA4 M1 (1 mo. USD LIBOR + 1.500%)	1.648%	8/25/50	13,642,073	13,688,298	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA5 M1 (SOFR30A + 1.300%)	1.382%	10/25/50	37,600,000	37,747,798	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA6 M1 (SOFR30A + 0.900%)	0.977%	12/25/50	19,640,000	19,689,047	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017- C01 1ED1 (1 mo. USD LIBOR + 1.250%)	1.398%	7/25/29	15,279,839	15,224,976	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2012-M13 X2, IO	0.658%	5/25/22	48,158,790	276,143	(c)
Federal National Mortgage Association (FNMA) ACES, 2013-M1 X2, IO	0.560%	8/25/22	34,242,484	196,477	(c)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.444%	2/25/43	754,215	863,668	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	59

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) ACES, 2014-M3 X2, IO	0.000%	1/25/24	$51,789,039	$394,068	(c)
Federal National Mortgage Association (FNMA) ACES, 2015-M4, X2, IO	0.379%	7/25/22	21,985,092	84,638	(c)
Federal National Mortgage Association (FNMA) ACES, 2015-M7 X2, IO	0.474%	12/25/24	117,532,444	2,263,904	(c)
Federal National Mortgage Association (FNMA) ACES, 2017-M8 A2	3.061%	5/25/27	1,900,000	2,140,671	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.121%	4/25/28	1,079,386	1,212,472	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M15 1A2	3.700%	1/25/36	3,735,000	4,515,513
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	4,648,000	5,580,558
Federal National Mortgage Association (FNMA) ACES, 2019-M5 A2	3.273%	2/25/29	7,748,000	9,001,337
Federal National Mortgage Association (FNMA) ACES, 2019-M6 A2	3.450%	1/1/29	9,466,061	10,949,539
Federal National Mortgage Association (FNMA) ACES, 2019-M13 X1, IO	0.831%	6/25/34	5,961,424	359,501	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M14 X1, IO	0.591%	6/25/29	9,949,372	408,387	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	635,768	700,523
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	5,598,114	6,083,605	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M27 A2	2.700%	11/25/40	2,000,000	2,273,469

See Notes to Financial Statements.

60	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	$8,536,017	$9,128,647
Federal National Mortgage Association (FNMA) ACES, 2020-M6 A	2.500%	10/25/37	1,635,252	1,749,297
Federal National Mortgage Association (FNMA) ACES, 2020-M36 X1, IO	1.468%	9/25/34	21,850,344	2,336,728	(c)
Federal National Mortgage Association (FNMA) ACES, 2020-M54 X, IO	1.536%	12/25/33	40,000,000	4,606,449	(c)
Federal National Mortgage Association (FNMA) REMIC, 1991-97 KA, IO	1,009.250%	8/25/21	2	8
Federal National Mortgage Association (FNMA) REMIC, 2006-115 EI, IO (-1.000 x 1 mo. USD LIBOR + 6.640%)	6.492%	12/25/36	837,949	212,827	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-27 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	6.332%	4/25/40	484,122	111,901	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-123 PM, PAC	4.000%	7/25/40	3,432,294	3,663,616
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	765,437	862,814
Federal National Mortgage Association (FNMA) REMIC, 2011-99 KS, IO (-1.000 x 1 mo. USD LIBOR + 6.700%)	6.550%	10/25/26	342,222	41,356	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	82,101	89,894
Federal National Mortgage Association (FNMA) REMIC, 2012-035 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.500%)	6.352%	4/25/42	1,082,806	236,858	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	61

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-046 BA	6.000%	5/25/42	$707,666	$828,806
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	277,075	339,866
Federal National Mortgage Association (FNMA) REMIC, 2012-070 YS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.502%	2/25/41	133,953	7,422	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-074 OA, PO	0.000%	3/25/42	54,219	51,837
Federal National Mortgage Association (FNMA) REMIC, 2012-074 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.502%	3/25/42	954,938	189,245	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-75 AO, PO	0.000%	3/25/42	108,438	103,597
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	6.425%	7/25/42	252,746	51,241	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-101 BI, IO	4.000%	9/25/27	360,346	18,962
Federal National Mortgage Association (FNMA) REMIC, 2012-133 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	6.002%	12/25/42	846,675	169,029	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-134 MS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	5.975%	12/25/42	561,271	112,074	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	1,378,309	1,661,514
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	3,404,504	3,933,139

See Notes to Financial Statements.

62	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2013-14 IG, IO	4.000%	3/25/43	$999,230	$120,391
Federal National Mortgage Association (FNMA) REMIC, 2013-026 HI, IO	3.000%	4/25/32	968,522	29,935
Federal National Mortgage Association (FNMA) REMIC, 2013-29 QI, IO	4.000%	4/25/43	1,352,408	174,686
Federal National Mortgage Association (FNMA) REMIC, 2013-54 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	5.975%	6/25/43	2,018,165	448,424	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-124 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.802%	12/25/43	4,189,258	838,410	(c)
Federal National Mortgage Association (FNMA) REMIC, 2013-126 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	6.002%	9/25/41	1,757,062	253,388	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	2.359%	8/25/44	2,170,126	137,200	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-56 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	6.002%	8/25/45	960,214	225,629	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.952%	9/25/46	5,458,279	1,116,998	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-76 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.952%	10/25/57	11,493,241	2,346,444	(c)
Federal National Mortgage Association (FNMA) REMIC, 2017-85 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.052%	11/25/47	3,440,830	695,731	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	63

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	$6,161,255	$6,247,634
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	9,797,324	1,435,217
Federal National Mortgage Association (FNMA) REMIC, 2020-57 NI, IO	2.500%	8/25/50	8,385,987	1,054,548
Federal National Mortgage Association (FNMA) REMIC, 2020-74 EI, IO	2.500%	10/25/50	5,038,274	720,241
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	32,290,160	4,116,753
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	293,503	54,483
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	105,422	18,034
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	55,255	7,569	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	51,846	7,534	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	72,569	10,480
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	365,756	69,653
Federal National Mortgage Association (FNMA) STRIPS, 409 C1, IO	3.000%	11/25/26	1,094,634	58,459
Federal National Mortgage Association (FNMA) STRIPS, 409 C2, IO	3.000%	4/25/27	1,403,173	77,322
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	1,235,059	111,082

See Notes to Financial Statements.

64	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) STRIPS, 409 C17, IO	4.000%	11/25/41	$1,363,998	$186,338
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	981,662	144,456
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	596,668	93,204
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	10,540,966	10,710,465	(a)(c)
Freddie Mac Multifamily ML Certificates, 2020-ML07 XUS, IO	2.006%	10/25/36	17,430,000	3,365,907	(a)(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	43,862,593	93,493	(a)
Galton Funding Mortgage Trust, 2017-1 A22	3.000%	7/25/56	4,151,073	4,216,356	(a)(c)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	6.328%	4/20/40	101,265	21,265	(c)
Government National Mortgage Association (GNMA), 2010-42 PC, PAC-1	5.000%	7/20/39	1,785,839	1,863,116
Government National Mortgage Association (GNMA), 2010-59 LB, PAC-1	4.500%	10/20/39	447,907	474,720
Government National Mortgage Association (GNMA), 2010-76 CS, IO (-1.000 x 1 mo. USD LIBOR + 6.550%)	6.392%	6/20/40	1,642,130	426,375	(c)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	6.498%	1/20/40	132,739	11,036	(c)
Government National Mortgage Association (GNMA), 2010-86 PB, PAC-1	4.500%	10/20/39	2,589,196	2,694,989
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	0.696%	3/20/60	1,433,768	1,438,769	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	1.146%	5/20/60	666,530	675,673	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	65

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	0.490%	8/20/58	$501,451	$501,060	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA (1 mo. USD LIBOR + 0.380%)	0.520%	12/20/60	901,685	901,526	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE (1 mo. USD LIBOR + 0.400%)	0.540%	12/20/60	1,566,566	1,567,067	(c)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	0.640%	1/20/61	1,126,299	1,129,403	(c)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	0.640%	12/20/60	1,291,844	1,295,636	(c)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	0.590%	2/20/61	1,095,223	1,096,916	(c)
Government National Mortgage Association (GNMA), 2011-H8 FG (1 mo. USD LIBOR + 0.480%)	0.620%	3/20/61	1,846,578	1,850,490	(c)
Government National Mortgage Association (GNMA), 2011-H9 AF (1 mo. USD LIBOR + 0.500%)	0.640%	3/20/61	1,400,722	1,404,187	(c)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.892%	4/16/53	16,073,761	327,987	(c)
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.898%	3/20/42	1,754,310	447,019	(c)
Government National Mortgage Association (GNMA), 2012-44 IO, IO	0.100%	3/16/49	5,983,528	25,703	(c)
Government National Mortgage Association (GNMA), 2012-66 CI, IO	3.500%	2/20/38	492,186	10,261
Government National Mortgage Association (GNMA), 2012-81 AI, IO	3.500%	4/20/27	143,064	7,745
Government National Mortgage Association (GNMA), 2012-98 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.948%	8/16/42	748,623	165,495	(c)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.172%	2/16/53	8,653,015	74,297	(c)

See Notes to Financial Statements.

66	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2012-124 AS, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.048%	10/16/42	$760,695	$178,059	(c)
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.190%	10/16/48	74,771,578	750,946	(c)
Government National Mortgage Association (GNMA), 2013-72 IO, IO	0.441%	11/16/47	28,959,899	588,465	(c)
Government National Mortgage Association (GNMA), 2013-107 AD	2.694%	11/16/47	7,088,545	7,514,021	(c)
Government National Mortgage Association (GNMA), 2013-163 IO, IO	1.221%	2/16/46	8,489,615	299,830	(c)
Government National Mortgage Association (GNMA), 2013-188 CI, IO	3.500%	3/20/39	925,201	8,136
Government National Mortgage Association (GNMA), 2014-005 SP, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	5.997%	6/16/43	591,209	70,253	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	2.682%	6/16/48	437,387	459,384	(c)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.128%	2/16/48	1,745,614	27,889	(c)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.662%	9/16/55	6,639,888	249,739	(c)
Government National Mortgage Association (GNMA), 2014-118 HS, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.048%	8/20/44	6,172,596	1,396,743	(c)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	1,237,797	73,247
Government National Mortgage Association (GNMA), 2014-175 AB	2.600%	6/16/47	421,580	425,852
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.693%	8/16/54	18,474,440	588,562	(c)
Government National Mortgage Association (GNMA), 2015-98 IO, IO	0.804%	4/16/55	25,357,549	967,289	(c)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	2,188,211	319,094
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	11,902,728	2,203,240
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.947%	10/16/46	1,915,544	436,636	(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	67

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2017-8 IO, IO	0.649%	8/16/58	$13,237,616	$647,443	(c)
Government National Mortgage Association (GNMA), 2017-28 IO, IO	0.656%	2/16/57	13,354,302	676,796	(c)
Government National Mortgage Association (GNMA), 2017-41 IO, IO	0.702%	7/16/58	7,842,394	388,975	(c)
Government National Mortgage Association (GNMA), 2017-111 IO, IO	0.686%	2/16/59	9,371,066	509,496	(c)
Government National Mortgage Association (GNMA), 2017-145 IO, IO	0.599%	4/16/57	14,819,314	703,013	(c)
Government National Mortgage Association (GNMA), 2017-157 IO	0.561%	12/16/59	10,053,010	501,054	(c)
Government National Mortgage Association (GNMA), 2017-190 IO, IO	0.621%	3/16/60	5,010,564	242,261	(c)
Government National Mortgage Association (GNMA), 2017-H22 IC, IO	2.879%	11/20/67	694,157	66,843	(c)
Government National Mortgage Association (GNMA), 2018-37 QA	2.750%	3/20/48	2,564,248	2,723,044
Government National Mortgage Association (GNMA), 2018-130 A	3.250%	5/16/59	4,002,802	4,172,739
Government National Mortgage Association (GNMA), 2018-H6 PF (1 mo. USD LIBOR + 0.300%)	0.440%	2/20/68	6,178,654	6,165,922	(c)
Government National Mortgage Association (GNMA), 2018-H7 FD (1 mo. USD LIBOR + 0.300%)	0.440%	5/20/68	9,832,980	9,811,768	(c)
Government National Mortgage Association (GNMA), 2018-H8 KF (1 mo. USD LIBOR + 0.300%)	0.440%	5/20/68	4,547,079	4,535,264	(c)
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	11,353,125	11,952,067
Government National Mortgage Association (GNMA), 2019-90 AB	3.000%	7/20/49	5,613,087	5,823,956
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	3,858,251	3,968,642
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	12,505,151	1,795,560
Government National Mortgage Association (GNMA), 2020-127 IN, IO	2.500%	8/20/50	6,054,707	824,087
Government National Mortgage Association (GNMA), 2020-157 IO, IO	1.056%	6/16/62	20,571,395	1,844,822	(c)

See Notes to Financial Statements.

68	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2020-47 MI, IO	3.500%	4/20/50	$11,543,119	$1,687,977
Government National Mortgage Association (GNMA), 2020-47 NI, IO	3.500%	4/20/50	3,748,688	616,901
Government National Mortgage Association (GNMA), 2020-123 IL, IO	2.500%	8/20/50	4,069,438	566,527
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	5,534,952	765,800
Government National Mortgage Association (GNMA), 2020-160 IH, IO	2.500%	10/20/50	3,980,595	574,664
Government National Mortgage Association (GNMA), 2020-160 VI, IO	2.500%	10/20/50	5,754,176	829,536
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	18,925,990	2,720,706
Government National Mortgage Association (GNMA), 2020-H9 FL (1 mo. USD LIBOR + 1.150%)	1.302%	5/20/70	13,410,188	14,065,420	(c)
Government National Mortgage Association (GNMA), 2020-H9 NF (1 mo. USD LIBOR + 1.250%)	1.402%	4/20/70	11,394,747	11,748,195	(c)
Government National Mortgage Association (GNMA), 2020-H12 F (1 mo. USD LIBOR + 0.500%)	0.652%	7/20/70	3,864,102	3,887,012	(c)
Government National Mortgage Association (GNMA), 2020-H13 FA (1 mo. USD LIBOR + 0.450%)	0.602%	7/20/70	4,266,582	4,281,636	(c)
Government National Mortgage Association (GNMA), 2020-H13 FC (1 mo. USD LIBOR + 0.450%)	0.602%	7/20/70	43,000,075	43,137,473	(c)
Great Wolf Trust, 2019-WOLF B (1 mo. USD LIBOR + 1.334%)	1.493%	12/15/36	8,101,000	7,645,570	(a)(c)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	1.459%	9/15/31	26,400,000	22,341,185	(a)(c)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	2.659%	9/15/31	31,936,000	26,894,200	(a)(c)
GS Mortgage Securities Corp. Trust, 2013-GC16 B	5.161%	11/10/46	1,003,000	1,064,915	(c)
GS Mortgage Securities Trust, 2017- GS8 A4	3.469%	11/10/50	10,290,000	11,795,591

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	69

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
GS Mortgage Securities Trust, 2018- RIVR D (1 mo. USD LIBOR + 1.334%)	1.493%	7/15/35	$11,033,000	$10,170,561	(a)(c)
HarborView Mortgage Loan Trust, 2005-9 2A1B (1 mo. USD LIBOR + 0.370%)	0.892%	6/20/35	4,636,057	4,508,114	(c)
IndyMac INDX Mortgage Loan Trust, 2005-AR15 A2	3.172%	9/25/35	17,815	17,146	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.888%	1/15/47	439,000	472,255	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.554%	9/15/47	1,379,000	1,289,236	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C14 B	4.702%	8/15/46	2,260,000	2,348,442	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-LC11 AS	3.216%	4/15/46	1,791,000	1,864,341
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	3.909%	5/15/28	2,451,692	2,211,486	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT A (1 mo. USD LIBOR + 1.150%)	1.309%	7/15/34	21,056,606	20,180,424	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT B (1 mo. USD LIBOR + 2.200%)	2.359%	7/15/34	9,816,858	9,055,325	(a)(c)
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	19,686,363	20,314,692	(a)(c)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	16,411,719	16,824,157	(a)(c)
Legacy Mortgage Asset Trust, 2020- GS5 A1	3.250%	6/25/60	9,814,129	9,898,630	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	50,326	43,698	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	0.498%	5/25/35	409,515	224,559	(a)(c)
Merrill Lynch Mortgage Investors Trust Series, 2005-A8 A3A3 (1 mo. USD LIBOR + 0.370%)	0.888%	8/25/36	5,944,134	5,933,008	(c)
Merrill Lynch Mortgage Investors Trust Series, 2005-A9 3A1	2.805%	12/25/35	19,702	16,238	(c)
Merrill Lynch Mortgage Investors Trust Series MLCC, 2006-1 1A	2.646%	2/25/36	35,084	34,644	(c)

See Notes to Financial Statements.

70	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34 B	4.111%	11/15/52	$1,260,000	$1,426,286	(c)
Morgan Stanley Capital I Trust, 2017- ASHF A (1 mo. USD LIBOR + 0.850%)	1.009%	11/15/34	2,134,024	2,052,886	(a)(c)
Morgan Stanley Capital I Trust, 2019- BPR A (1 mo. USD LIBOR + 1.400%)	1.559%	5/15/36	19,362,000	18,688,510	(a)(c)
Morgan Stanley Capital I Trust, 2019-L2 XA, IO	1.027%	3/15/52	42,015,366	2,957,617	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.998%	7/25/35	403,355	387,485	(c)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	6,358,000	6,296,015	(a)(c)
NAAC Reperforming Loan REMIC Trust Certificates Series, 2004-R3 A1	6.500%	2/25/35	146,980	147,365	(a)
Natixis Commercial Mortgage Securities Trust, 2019-FAME A	3.047%	8/15/36	15,583,000	15,532,884	(a)
New Residential Mortgage Loan Trust, 2015-2A A1	3.750%	8/25/55	8,792,866	9,409,423	(a)(c)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	6,393,394	6,841,091	(a)(c)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	9,545,827	10,362,985	(a)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	10,526,596	11,476,681	(a)(c)
New Residential Mortgage Loan Trust, 2018-1A A1A	4.000%	12/25/57	12,225,265	13,279,474	(a)(c)
New Residential Mortgage Loan Trust, 2018-3A A1	4.500%	5/25/58	16,001,931	17,371,658	(a)(c)
New Residential Mortgage Loan Trust, 2018-RPL1 A1	3.500%	12/25/57	16,272,266	17,262,439	(a)(c)
New Residential Mortgage Loan Trust, 2019-3A A1A	3.750%	11/25/58	17,698,704	19,043,540	(a)(c)
New Residential Mortgage Loan Trust, 2019-4A A1B	3.500%	12/25/58	19,463,392	20,626,337	(a)(c)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2005-AP2 A5	5.476%	5/25/35	63,316	43,919
Nomura Resecuritization Trust, 2014-5R 1A1	3.000%	6/26/35	909,985	921,737	(a)(c)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	0.748%	7/26/37	3,688,162	3,701,896	(a)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	71

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
NYMT Loan Trust, 2020-SP2 A1	2.944%	10/25/60	$37,000,014	$37,262,381	(a)(c)
PFP V Sub Loan Trust, 2020-A A	1.000%	10/15/23	9,720,000	9,794,164	(a)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	295,617	295,914	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	15,307,516	12,752,716	(a)
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	1.939%	6/15/33	6,449,065	6,474,708	(a)(c)
SBALR Commercial Mortgage Trust, 2020-RR1 A3	2.825%	2/13/53	22,200,000	22,977,018	(a)
Structured Adjustable Rate Mortgage Loan Trust, 2005-19XS 1A1 (1 mo. USD LIBOR + 0.320%)	0.468%	10/25/35	232,725	225,980	(c)
UBS Commercial Mortgage Trust, 2018-C11 B	4.713%	6/15/51	1,430,000	1,546,472	(c)
UBS Commercial Mortgage Trust, 2018-C15 C	5.110%	12/15/51	2,960,000	3,133,438	(c)
VLS Commercial Mortgage Trust, 2020-LAB A	2.130%	10/10/42	36,680,000	38,280,774	(a)
VLS Commercial Mortgage Trust, 2020-LAB B	2.453%	10/10/42	2,250,000	2,355,948	(a)
WaMu Mortgage Pass-Through Certificates Series Trust, 2003-AR9 1A7	2.782%	9/25/33	8,403	8,385	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2007-HY4 4A1	2.819%	9/25/36	93,426	86,651	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates Trust, 2005- AR19 A1A2 (1 mo. USD LIBOR + 0.290%)	0.728%	12/25/45	34,955	34,879	(c)
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 2004-RA1 2A	7.000%	3/25/34	2,498	2,664
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	2,060,640	2,089,341	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 B	3.959%	12/15/47	2,066,000	2,225,551
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, IO	1.095%	5/15/48	32,880,708	1,215,021	(c)
Wells Fargo Commercial Mortgage Trust, 2019-C49 B	4.546%	3/15/52	7,160,000	8,219,167

See Notes to Financial Statements.

72	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
WFRBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	$224,000	$243,753	(c)
WFRBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.016%	3/15/47	7,658,566	177,701	(c)
WFRBS Commercial Mortgage Trust, 2014-C21 B	4.213%	8/15/47	4,621,000	4,938,248	(c)
WFRBS Commercial Mortgage Trust, 2014-C21 XA, IO	1.031%	8/15/47	25,626,670	743,007	(c)
WFRBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	2,611,000	2,694,420
Worldwide Plaza Trust, 2017-WWP A	3.526%	11/10/36	5,725,000	6,392,597	(a)
Total Collateralized Mortgage Obligations (Cost — $1,575,386,493)				1,590,099,155
Asset-Backed Securities — 6.4%
ABPCI Direct Lending Fund IX LLC	2.190%	11/18/31	15,770,000	15,769,716	(a)(c)
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	1.634%	5/1/26	206,751	206,769	(a)(c)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	1.804%	5/1/27	1,621,790	1,622,137	(a)(c)
AGL CLO 6 Ltd., 2020-6A A1 (3 mo. USD LIBOR + 1.950%)	2.201%	7/20/31	4,790,000	4,816,470	(a)(c)
AGL Core CLO 8 Ltd., 2020-8A A1 (3 mo. USD LIBOR + 1.500%)	1.718%	10/20/31	12,727,000	12,726,962	(a)(c)
AIMCO CLO Series, 2017-AA A (3 mo. USD LIBOR + 1.260%)	1.478%	7/20/29	400,000	399,999	(a)(c)
Allegro CLO XI Ltd., 2019-2A A1A (3 mo. USD LIBOR + 1.390%)	1.608%	1/19/33	7,750,000	7,765,353	(a)(c)
AMMC CLO 16 Ltd., 2015-16A AR (3 mo. USD LIBOR + 1.260%)	1.489%	4/14/29	2,450,000	2,452,884	(a)(c)
AMMC CLO 23 Ltd., 2020-23A A1L (3 mo. USD LIBOR + 1.400%)	1.635%	10/17/31	5,980,000	5,979,928	(a)(c)
AMMC CLO XI Ltd., 2012-011A A1R2 (3 mo. USD LIBOR + 1.010%)	1.224%	4/30/31	1,543,000	1,527,701	(a)(c)
AMMC CLO XII Ltd., 2013-012A AR (3 mo. USD LIBOR + 1.200%)	1.406%	11/10/30	4,791,000	4,783,243	(a)(c)
Amortizing Residential Collateral Trust, 2002-BC5 M1 (1 mo. USD LIBOR + 1.035%)	1.183%	7/25/32	238,475	238,481	(c)
Apex Credit CLO Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.470%)	1.685%	4/24/29	7,051,783	7,052,036	(a)(c)
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	11,192,948	11,101,338	(a)
Arbys Funding LLC	3.237%	7/30/50	897,750	923,562	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	73

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ares LII CLO Ltd., 2019-52A B (3 mo. USD LIBOR + 1.850%)	2.066%	4/22/31	$4,478,000	$4,483,553	(a)(c)
Ares XLIV CLO Ltd., 2017-44A A2 (3 mo. USD LIBOR + 1.350%)	1.587%	10/15/29	1,582,000	1,582,055	(a)(c)
Ares XLVII CLO Ltd., 2018-47A A1 (3 mo. USD LIBOR + 0.920%)	1.157%	4/15/30	8,060,000	8,022,763	(a)(c)
Argent Securities Trust, 2006-W4 A2B (1 mo. USD LIBOR + 0.110%)	0.368%	5/25/36	104,849	39,430	(c)
Atrium IX, 9A AR (3 mo. USD LIBOR + 1.240%)	1.464%	5/28/30	1,000,000	1,001,165	(a)(c)
Avery Point VII CLO Ltd., 2015-7A AR (3 mo. USD LIBOR + 1.140%)	1.377%	1/15/28	1,773,000	1,773,353	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A A	3.350%	9/22/25	13,433,000	14,374,715	(a)
Avis Budget Rental Car Funding AESOP LLC, 2019-3A A	2.360%	3/20/26	17,911,000	18,722,003	(a)
Avis Budget Rental Car Funding AESOP LLC, 2020-1A A	2.330%	8/20/26	30,670,000	31,740,825	(a)
Bain Capital Credit CLO, 2017-1A B (3 mo. USD LIBOR + 1.800%)	2.018%	7/20/30	250,000	248,179	(a)(c)
Bain Capital Credit CLO, 2020-1A A1 (3 mo. USD LIBOR + 1.190%)	1.408%	4/18/33	4,650,000	4,635,292	(a)(c)
Balboa Bay Loan Funding Ltd., 2020-1A A (3 mo. USD LIBOR + 1.350%)	1.490%	1/20/32	4,700,000	4,700,000	(a)(c)
Ballyrock CLO Ltd., 2019-2A A1B (3 mo. USD LIBOR + 1.750%)	1.974%	11/20/30	1,500,000	1,500,250	(a)(c)
Bear Stearns Asset Backed Securities I Trust, 2004-HE10 M1 (1 mo. USD LIBOR + 0.975%)	1.123%	12/25/34	4,276,223	4,209,761	(c)
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR (3 mo. USD LIBOR + 1.250%)	1.468%	1/20/29	6,269,000	6,269,069	(a)(c)(m)
BlackRock Elbert CLO V Ltd., 5A A1 (3 mo. USD LIBOR + 1.900%)	0.000%	12/15/31	13,640,000	13,639,754	(a)(c)
BlueMountain CLO Ltd., 2012-2A AR2 (3 mo. USD LIBOR + 1.050%)	1.274%	11/20/28	1,700,000	1,700,675	(a)(c)
BlueMountain CLO Ltd., 2013-2A A1R (3 mo. USD LIBOR + 1.180%)	1.396%	10/22/30	246,719	246,718	(a)(c)
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	1.554%	4/13/27	5,614,400	5,614,619	(a)(c)

See Notes to Financial Statements.

74	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
BlueMountain CLO XXII Ltd., 2018-22A A1 (3 mo. USD LIBOR + 1.080%)	1.317%	7/15/31	$8,000,000	$7,947,848	(a)(c)
BlueMountain CLO XXX Ltd., 2020-30A A (3 mo. USD LIBOR + 1.390%)	1.549%	1/15/33	4,540,000	4,539,982	(a)(c)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	1.393%	11/23/25	550,442	550,575	(a)(c)
Brazos Student Finance Corp., 2009-1 AS (3 mo. USD LIBOR + 2.500%)	2.751%	12/27/39	3,025,149	3,090,052	(c)
Canyon CLO Ltd., 2020-2A A (3 mo. USD LIBOR + 1.450%)	1.660%	10/15/31	16,950,000	16,949,729	(a)(c)
Canyon CLO Ltd., 2020-1A A (3 mo. USD LIBOR + 1.920%)	2.157%	7/15/28	4,193,282	4,263,938	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2014-1A A1R2 (3 mo. USD LIBOR + 0.970%)	1.188%	4/17/31	4,486,360	4,463,425	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR + 1.050%)	1.267%	7/27/31	16,300,770	16,275,537	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR + 1.000%)	1.222%	7/28/28	6,750,000	6,742,879	(a)(c)
CARLYLE US CLO Ltd., 2018-2A A2 (3 mo. USD LIBOR + 1.600%)	1.837%	10/15/31	4,050,000	4,050,227	(a)(c)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	1.918%	4/20/29	6,605,000	6,605,667	(a)(c)
CBAM Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.250%)	1.468%	7/20/30	1,000,000	1,000,040	(a)(c)
CBAM Ltd., 2017-2A B1 (3 mo. USD LIBOR + 1.750%)	1.968%	10/17/29	7,778,000	7,779,034	(a)(c)
Cedar Funding V CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	7,840,000	7,879,200	(a)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	1.308%	10/20/28	1,791,000	1,785,908	(a)(c)
Cerberus Loan Funding XXVII LP, 2019-2A A1 (3 mo. USD LIBOR + 1.800%)	2.037%	1/15/32	1,950,000	1,951,455	(a)(c)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	2.060%	10/15/31	7,690,000	7,720,760	(a)(c)
CIFC Funding Ltd., 2020-2A A1 (3 mo. USD LIBOR + 1.650%)	1.932%	8/24/32	4,500,000	4,516,065	(a)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	75

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CIFC Funding Ltd., 2017-1A AR (3 mo. USD LIBOR + 1.010%)	1.219%	4/23/29	$3,600,000	$3,590,125	(a)(c)
Columbia Cent CLO 29 Ltd., 2020-29A A1N (3 mo. USD LIBOR + 1.700%)	1.919%	7/20/31	2,710,000	2,723,550	(a)(c)
Commonbond Student Loan Trust, 2020-1 A	1.690%	10/25/51	13,768,701	13,890,678	(a)
Countrywide Asset-Backed Certificates, 2006-SD4 A1 (1 mo. USD LIBOR + 0.340%)	0.488%	12/25/36	256,515	181,473	(a)(c)
Credit-Based Asset Servicing & Securitization LLC, 1999-3 A	14.300%	2/3/29	4,387	1,878	(a)(c)
CSMC Trust, 2017-RPL1 A1	2.750%	7/25/57	33,068,525	34,816,504	(a)(c)
CSMC Trust, 2017-RPL1 M1	3.053%	7/25/57	22,223,700	20,507,364	(a)(c)
Cumberland Park CLO Ltd., 2015-2A CR (3 mo. USD LIBOR + 1.800%)	2.018%	7/20/28	1,750,000	1,720,420	(a)(c)
Cutwater Ltd., 2014-1A A1AR (3 mo. USD LIBOR + 1.250%)	1.487%	7/15/26	1,258,452	1,258,415	(a)(c)
DB Master Finance LLC	3.629%	11/20/47	2,188,125	2,248,999	(a)
Dividend Solar Loans LLC, 2019-1 A	3.670%	8/22/39	9,514,469	9,832,234	(a)
Dryden 75 CLO Ltd., 2019-75A AR (3 mo. USD LIBOR + 1.200%)	1.437%	7/15/30	8,351,000	8,350,992	(a)(c)
Dryden XXV Senior Loan Fund, 2012-25A ARR (3 mo. USD LIBOR + 0.900%)	1.137%	10/15/27	4,627,783	4,614,127	(a)(c)
ECMC Group Student Loan Trust, 2020-2A A (1 mo. USD LIBOR + 1.150%)	1.298%	11/25/69	5,723,509	5,756,099	(a)(c)
Fannie Mae Grantor Trust, 2017-T1 A	2.898%	6/25/27	2,232,069	2,475,887
Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass-Through Certificates FRESR, 2017-SR01 A3	3.089%	11/25/27	340,000	369,866
Ford Credit Auto Owner Trust, 2020-1 C	2.540%	8/15/31	3,197,000	3,349,975	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	21,335,000	25,258,588
Fortress Credit BSL VII Ltd., 2019-1A A2 (3 mo. USD LIBOR + 2.000%)	2.209%	7/23/32	6,717,000	6,720,647	(a)(c)
Fortress Credit Opportunities XIII CLO Ltd., 2020-13A A (3 mo. USD LIBOR + 2.250%)	2.487%	7/15/28	1,382,263	1,387,769	(a)(c)
Galaxy CLO Ltd., 2013-15A BR (3 mo. USD LIBOR + 1.600%)	1.837%	10/15/30	10,971,000	10,970,978	(a)(c)

See Notes to Financial Statements.

76	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Golub Capital Partners CLO 36m Ltd., 2018-36A A (3 mo. USD LIBOR + 1.300%)	1.525%	2/5/31	$2,250,000	$2,215,537	(a)(c)
Golub Capital Partners CLO 45M Ltd., 2019-45A A (3 mo. USD LIBOR + 1.720%)	1.938%	10/20/31	10,568,000	10,557,337	(a)(c)
Golub Capital Partners CLO 47M Ltd., 2020-47A C1 (3 mo. USD LIBOR + 3.250%)	0.000%	5/5/32	1,250,000	1,251,784	(a)(c)
Golub Capital Partners CLO 47M Ltd. (3 mo. USD LIBOR + 2.500%)	2.778%	7/20/32	2,750,000	2,752,618	(a)(c)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.010%)	1.247%	4/15/31	6,680,000	6,633,921	(a)(c)
Greywolf CLO V Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.160%)	1.375%	1/27/31	16,929,969	16,895,279	(a)(c)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	1.478%	1/20/30	9,450,000	9,450,614	(a)(c)
GSAA Home Equity Trust, 2005-9 2A4 (1 mo. USD LIBOR + 0.430%)	1.008%	8/25/35	1,951,203	1,959,983	(c)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	1.295%	7/25/27	1,708,895	1,705,294	(a)(c)
Halsey Point CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	1.568%	1/20/33	1,420,000	1,422,225	(a)(c)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	1.629%	11/30/32	9,640,000	9,680,394	(a)(c)
Hertz Vehicle Financing II LP	2.950%	3/25/22	134,502	134,722	(a)
Hertz Vehicle Financing II LP	2.650%	7/25/22	625,884	627,645	(a)
Hertz Vehicle Financing II LP	3.710%	3/25/23	686,164	687,708	(a)
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	9,430,000	9,430,000	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3 (1 mo. USD LIBOR + 0.180%)	0.328%	2/25/36	471,177	470,368	(c)
ICG US CLO LLC, 2015-2RA A1 (3 mo. USD LIBOR + 1.370%)	1.600%	1/16/33	1,750,000	1,752,180	(a)(c)
Jackson Mill CLO Ltd., 2015-1A AR (3 mo. USD LIBOR + 0.830%)	1.067%	4/15/27	7,451,114	7,434,133	(a)(c)
Jamestown CLO IV Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	1.587%	7/15/26	14,385,000	14,327,446	(a)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	77

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Jamestown CLO X Ltd., 2017-10A A1 (3 mo. USD LIBOR + 1.250%)	1.468%	7/17/29	$1,515,000	$1,516,688	(a)(c)
Jamestown CLO X Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	2.068%	7/17/29	5,821,000	5,850,111	(a)(c)
JGWPT XXXIV LLC	4.250%	9/17/74	1,312,329	1,453,518	(a)
KKR CLO 14 Ltd., 14 BR (3 mo. USD LIBOR + 1.800%)	2.037%	7/15/31	600,000	602,988	(a)(c)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	1.468%	1/20/29	10,971,000	10,970,978	(a)(c)
KKR CLO 16 Ltd., 16 A2R (3 mo. USD LIBOR + 1.800%)	2.018%	1/20/29	4,621,000	4,644,318	(a)(c)
KKR CLO 20 Ltd., 20 A (3 mo. USD LIBOR + 1.130%)	1.360%	10/16/30	5,750,000	5,736,102	(a)(c)
KKR CLO 32 Ltd., 32A A1 (3 mo. USD LIBOR + 1.320%)	0.000%	1/15/32	3,080,000	3,079,991	(a)(c)
LCM Loan Income Fund I Income Note Issuer Ltd., 27A A1 (3 mo. USD LIBOR + 1.080%)	1.310%	7/16/31	3,728,000	3,718,363	(a)(c)
LCM XVIII LP, 19A AR (3 mo. USD LIBOR + 1.240%)	1.477%	7/15/27	3,391,259	3,391,479	(a)(c)
LCM XXIV Ltd., 24A A (3 mo. USD LIBOR + 1.310%)	1.528%	3/20/30	10,290,000	10,289,979	(a)(c)
Legacy Mortgage Asset Trust, 2019- GS5 A1	3.200%	5/25/59	27,788,240	28,097,389	(a)
Loanpal Solar Loan Ltd., 2020-3GS A	2.470%	12/20/47	11,701,151	11,808,525	(a)
Loanpal Solar Loan Ltd., 2021-1GS A	2.290%	1/20/48	10,070,000	10,139,914	(a)(k)
Long Beach Mortgage Loan Trust, 2000-1 AV1 (1 mo. USD LIBOR + 0.520%)	0.672%	1/21/31	38,136	37,767	(c)
Long Beach Mortgage Loan Trust, 2004-6 A3 (1 mo. USD LIBOR + 1.300%)	1.448%	11/25/34	207,863	208,397	(c)
Magnetite XIV-R Ltd., 2015-14RA A2	3.939%	10/18/31	7,100,000	7,061,724	(a)
Magnetite XVII Ltd., 2016-17A AR (3 mo. USD LIBOR + 1.100%)	1.318%	7/20/31	4,478,000	4,477,991	(a)(c)
Magnetite XVIII Ltd., 2016-18A AR (3 mo. USD LIBOR + 1.080%)	1.301%	11/15/28	4,917,000	4,917,447	(a)(c)
Marathon CLO XIII Ltd., 2019-1A A1BL (3 mo. USD LIBOR + 2.000%)	2.237%	4/15/32	4,702,000	4,704,459	(a)(c)
Midocean Credit CLO VII, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	1.837%	7/15/29	4,000,000	3,957,664	(a)(c)

See Notes to Financial Statements.

78	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Monroe Capital BSL CLO Ltd., 2015-1A BR (3 mo. USD LIBOR + 1.750%)	1.963%	5/22/27	$1,724,000	$1,725,119	(a)(c)
Morgan Stanley Resecuritization Trust, 2015-R7 1A	4.250%	2/26/29	2,092,843	2,153,937	(a)(c)
MP CLO VIII Ltd., 2015-2A AR (3 mo. USD LIBOR + 0.910%)	1.132%	10/28/27	1,410,425	1,402,895	(a)(c)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	1.818%	10/20/30	6,090,000	6,121,029	(a)(c)
Navient Private Education Loan Trust, 2014-AA A3 (1 mo. USD LIBOR + 1.600%)	1.759%	10/15/31	2,000,000	2,027,643	(a)(c)
Navient Private Education Refi Loan Trust, 2020-A A2A	2.460%	11/15/68	16,730,000	17,537,524	(a)
Navient Private Education Refi Loan Trust, 2020-BA A2	2.120%	1/15/69	28,990,000	29,806,680	(a)
Navient Private Education Refi Loan Trust, 2020-GA A	1.170%	9/16/69	3,618,376	3,647,420	(a)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	1.448%	3/25/66	8,956,000	9,159,484	(a)(c)
Nelnet Student Loan Trust, 2007-1 A4 (3 mo. USD LIBOR + 0.110%)	0.317%	8/27/36	21,637,000	20,666,717	(c)
Nelnet Student Loan Trust, 2015-2A A2 (1 mo. USD LIBOR + 0.600%)	0.748%	9/25/47	9,639,830	9,490,878	(a)(c)
Newark BSL CLO 2 Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.270%)	1.485%	7/25/30	2,160,000	2,160,199	(a)(c)
Oak Street Investment Grade Net Lease Fund Series, 2020-1A A1	1.850%	11/20/50	9,785,758	9,893,524	(a)
Ocean Trails CLO, 2020-9A A2 (3 mo. USD LIBOR + 2.270%)	2.553%	10/15/29	5,135,000	5,163,561	(a)(c)
Ocean Trails CLO IX, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	2.153%	10/15/29	23,730,000	23,806,814	(a)(c)
Ocean Trails CLO X, 2020-10A A1 (3 mo. USD LIBOR + 1.550%)	1.744%	10/15/31	10,245,000	10,244,836	(a)(c)
Octagon Investment Partners 35 Ltd., 2018-1A A1A (3 mo. USD LIBOR + 1.060%)	1.278%	1/20/31	10,810,000	10,795,352	(a)(c)
Octagon Investment Partners 45 Ltd., 2019-1A A (3 mo. USD LIBOR + 1.330%)	1.567%	10/15/32	8,250,000	8,264,809	(a)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	79

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
OHA Credit Funding 7 Ltd., 2020-7A A (3 mo. USD LIBOR + 1.250%)	1.475%	10/19/32	$6,950,000	$6,955,435	(a)(c)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR + 1.040%)	1.253%	5/23/31	5,330,000	5,308,419	(a)(c)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	1.561%	11/15/32	2,740,000	2,745,685	(a)(c)
Owl Rock CLO III Ltd., 2020-3A A1L (3 mo. USD LIBOR + 1.800%)	2.018%	4/20/32	14,280,000	14,163,647	(a)(c)
Parallel Ltd., 2020-1A A1 (3 mo. USD LIBOR + 1.825%)	1.983%	7/20/31	3,950,000	3,966,787	(a)(c)
Pretium Mortgage Credit Partners LLC	3.179%	6/27/69	20,726,017	20,833,674	(a)(c)
RAAC Series Trust, 2007-RP1 A (1 mo. USD LIBOR + 0.290%)	0.440%	5/25/46	7,454,434	7,431,411	(a)(c)
Recette CLO Ltd., 2015-1A AR (3 mo. USD LIBOR + 0.920%)	1.138%	10/20/27	4,461,975	4,449,446	(a)(c)
Regatta VI Funding Ltd., 2016-1A AR (3 mo. USD LIBOR + 1.080%)	1.298%	7/20/28	8,634,336	8,618,854	(a)(c)
Romark CLO III Ltd., 2019-3A A1 (3 mo. USD LIBOR + 1.370%)	1.607%	7/15/32	4,380,000	4,384,095	(a)(c)
SBA Small Business Investment Cos., 2019-10A 1	3.113%	3/10/29	5,307,568	5,654,089
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	1.338%	7/17/26	76,587	76,591	(a)(c)
Seven Sticks CLO Ltd., 2016-1A A1R (3 mo. USD LIBOR + 1.050%)	1.287%	7/15/28	8,178,177	8,161,886	(a)(c)
Shackleton CLO Ltd., 2013-3A AR (3 mo. USD LIBOR + 1.120%)	1.357%	7/15/30	891,122	890,318	(a)(c)
Silver Rock CLO I Ltd., 2020-1A A (3 mo. USD LIBOR + 1.650%)	1.847%	10/20/31	24,190,000	24,189,565	(a)(c)
SLC Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.160%)	0.377%	9/15/39	4,000,000	3,850,967	(c)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	0.365%	3/25/44	24,073,374	23,508,382	(c)
SLM Student Loan Trust, 2004-3A A6A (3 mo. USD LIBOR + 0.550%)	0.765%	10/25/64	6,615,451	6,543,399	(a)(c)
SMB Private Education Loan Trust, 2019-B A2B (1 mo. USD LIBOR + 1.000%)	1.159%	6/15/37	10,245,000	10,300,154	(a)(c)
SMB Private Education Loan Trust, 2020-PTA B	2.500%	9/15/54	10,000,000	10,003,389	(a)

See Notes to Financial Statements.

80	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Sound Point CLO XX Ltd., 2018-2A A (3 mo. USD LIBOR + 1.100%)	1.315%	7/26/31	$649,000	$645,151	(a)(c)
SpringCastle America Funding LLC, 2020-AA A	1.970%	9/25/37	2,473,505	2,496,538	(a)
Structured Asset Investment Loan Trust, 2004-1 A3 (1 mo. USD LIBOR + 0.800%)	0.948%	2/25/34	3,832,173	3,806,093	(c)
Sudbury Mill CLO Ltd., 2013-1A A1R (3 mo. USD LIBOR + 1.150%)	1.368%	1/17/26	509,770	509,769	(a)(c)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	3,902,309	4,185,201	(a)
Symphony CLO XIX Ltd., 2018-19A A (3 mo. USD LIBOR + 0.960%)	1.190%	4/16/31	2,954,000	2,943,265	(a)(c)
Symphony CLO XVIII Ltd., 2016-18A B (3 mo. USD LIBOR + 1.800%)	2.009%	1/23/28	2,776,000	2,780,489	(a)(c)
TCI-Flatiron CLO Ltd., 2016-1A AR2 (3 mo. USD LIBOR + 1.150%)	0.000%	1/17/32	7,330,000	7,333,665	(a)(c)(k)
TCI-Flatiron CLO Ltd., 2016-1A AR (3 mo. USD LIBOR + 1.220%)	1.438%	7/17/28	6,717,000	6,716,913	(a)(c)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	1.874%	10/13/29	5,426,000	5,432,945	(a)(c)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	25,358,217	26,314,846	(a)(c)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	18,080,000	19,469,992	(a)(c)
Tralee CLO III Ltd., 2014-3A AR (3 mo. USD LIBOR + 1.030%)	1.248%	10/20/27	2,578,795	2,576,417	(a)(c)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	1.918%	10/20/28	5,472,000	5,471,984	(a)(c)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	1.515%	10/25/32	11,322,000	11,324,717	(a)(c)
Trinity Rail Leasing 2020 LLC, 2020-2A A2	2.560%	11/19/50	13,198,000	13,474,701	(a)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	3,592,517	3,930,696
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	3,915,303	4,238,592
Venture 37 CLO Ltd., 2019-37A A1N (3 mo. USD LIBOR + 1.390%)	1.627%	7/15/32	1,970,000	1,971,661	(a)(c)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	1.947%	6/7/30	7,075,000	7,076,896	(a)(c)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	81

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Voya CLO Ltd., 2017-3A A1A (3 mo. USD LIBOR + 1.230%)	1.448%	7/20/30	$18,500,000	$18,507,936	(a)(c)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	1.387%	10/15/31	27,280,000	27,279,973	(a)(c)
Voya CLO Ltd., 2016-3A A1R (3 mo. USD LIBOR + 1.190%)	1.408%	10/18/31	8,300,000	8,299,950	(a)(c)
Wellfleet CLO Ltd., 2020-2A A (3 mo. USD LIBOR + 1.850%)	2.054%	7/15/31	2,260,000	2,268,276	(a)(c)
WHITEBOX CLO I Ltd., 2019-1A ANA (3 mo. USD LIBOR + 1.410%)	1.625%	7/24/32	4,979,000	4,982,600	(a)(c)
Whitebox CLO II Ltd., 2020-2A A1 (3 mo. USD LIBOR + 1.750%)	1.992%	10/24/31	16,430,000	16,495,917	(a)(c)
Wingstop Funding LLC, 2020-1A A2	2.841%	12/5/50	10,500,000	10,782,112	(a)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	1.727%	7/15/32	8,934,400	8,939,823	(a)(c)
ZAIS CLO 2 Ltd., 2014-2A A1BR	2.920%	7/25/26	252,148	252,457	(a)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	1.767%	10/15/28	6,857,148	6,857,004	(a)(c)
Total Asset-Backed Securities (Cost — $1,261,090,789)				1,279,535,820
Sovereign Bonds — 4.5%
Brazil — 0.0%††
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	6,170,000	6,875,200
Chile — 0.2%
Chile Government International Bond	3.500%	1/25/50	8,400,000	9,670,584
Chile Government International Bond, Senior Notes	3.860%	6/21/47	17,000,000	20,782,500
Total Chile				30,453,084
Colombia — 0.3%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	8,150,000	9,099,964
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	6,310,000	6,707,530
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	13,174,000	17,106,439
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	1,469,000	1,797,689
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	22,102,000	28,148,996
Total Colombia				62,860,618

See Notes to Financial Statements.

82	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
India — 0.0%††
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	$7,299,000	$7,912,761	(a)
Indonesia — 0.5%
Indonesia Government International Bond, Senior Notes	4.875%	5/5/21	1,066,000	1,081,948	(b)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	5,128,000	5,346,145	(b)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	251,000	261,678	(a)
Indonesia Government International Bond, Senior Notes	5.375%	10/17/23	304,000	344,152	(b)
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	816,000	939,004	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	21,057,000	24,098,870	(a)
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	6,063,000	7,340,989	(b)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	7,451,000	9,643,755	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	2,705,000	3,501,054	(b)
Indonesia Government International Bond, Senior Notes	5.250%	1/8/47	6,233,000	8,311,830	(a)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	2,078,000	2,610,425	(a)
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	29,900,000	32,844,403
Total Indonesia				96,324,253
Israel — 0.2%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	22,680,000	25,047,679
Israel Government International Bond, Senior Notes	3.875%	7/3/50	4,660,000	5,613,240
Israel Government International Bond, Senior Notes	4.500%	4/3/2120	11,700,000	15,519,348
State of Israel	3.800%	5/13/60	3,000,000	3,571,650	(b)
Total Israel				49,751,917
Kazakhstan — 0.2%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	24,162,000	32,835,433	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	83

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	$27,583,000	$31,410,141	(a)
Mexico — 0.5%
Mexico Government International Bond, Senior Notes	4.000%	10/2/23	4,347,000	4,766,898
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	9,547,000	10,656,075
Mexico Government International Bond, Senior Notes	6.050%	1/11/40	100,000	134,429
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	58,074,000	69,212,884
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	13,344,000	15,636,432
Total Mexico				100,406,718
Panama — 0.5%
Panama Government International Bond, Senior Notes	3.160%	1/23/30	2,770,000	3,072,996
Panama Government International Bond, Senior Notes	2.252%	9/29/32	8,570,000	8,859,238
Panama Government International Bond, Senior Notes	6.700%	1/26/36	10,747,000	16,005,561
Panama Government International Bond, Senior Notes	4.500%	5/15/47	19,262,000	24,810,515
Panama Government International Bond, Senior Notes	4.300%	4/29/53	28,960,000	36,924,290
Panama Government International Bond, Senior Notes	4.500%	4/1/56	3,900,000	5,040,750
Total Panama				94,713,350
Peru — 0.3%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	10,000,000	10,997,600
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	16,569,000	25,214,787
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	17,088,000	26,944,273
Total Peru				63,156,660

See Notes to Financial Statements.

84	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Poland — 0.2%
Republic of Poland Government International Bond, Senior Notes	5.000%	3/23/22	$5,749,000	$6,090,162
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	28,455,000	31,542,822
Total Poland				37,632,984
Qatar — 0.4%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	15,556,000	16,737,478	(b)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,220,000	1,359,202	(b)
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	20,302,000	24,108,625	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	33,046,000	45,180,161	(a)
Total Qatar				87,385,466
Russia — 0.3%
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	48,800,000	67,984,500	(b)
Saudi Arabia — 0.0%††
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	2,928,000	3,069,598	(a)
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond	2.500%	10/11/22	4,140,000	4,291,421	(b)
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	24,350,000	25,240,601	(a)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	46,010,000	49,408,989	(a)
Total United Arab Emirates				78,941,011
Uruguay — 0.3%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	22,174,000	27,253,509
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	18,884,000	26,495,291
Total Uruguay				53,748,800
Total Sovereign Bonds (Cost — $800,980,255)				905,462,494

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	85

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Security			Shares	Value
Investments in Underlying Funds — 3.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost — $598,802,459)			4,498,863	$621,427,946

	Rate	Maturity Date	Face Amount
U.S. Treasury Inflation Protected Securities — 2.1%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	$30,370,991	47,103,933
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	14,637,082	22,987,984
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	30,407,348	43,861,405	(n)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	49,571,780	64,045,554	(n)(o)
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	28,619,585	39,103,913
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	35,162,469	49,048,560	(o)
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	111,692,704	157,600,524	(n)
Total U.S. Treasury Inflation Protected Securities (Cost — $333,604,580)				423,751,873
Municipal Bonds — 0.0%††
Illinois — 0.0%††
Chicago, IL, GO, Taxable Project, Series B, Refunding	6.314%	1/1/44	3,000	3,334
Missouri — 0.0%††
Missouri State HEFA Revenue, The Washington University, Taxable, Series A, Refunding	3.229%	5/15/50	5,970,000	6,984,064
Ohio — 0.0%††
American Municipal Power-Ohio Inc., OH, Revenue, Series B, Taxable-combined Hydroelectric Projects Build America Bonds	7.834%	2/15/41	134,000	218,010
Total Municipal Bonds (Cost — $6,158,410)				7,205,408

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
U.S. Treasury 10-Year Notes Futures, Call @ $138.00	1/22/21	182	182,000	96,688
U.S. Treasury 10-Year Notes Futures, Put @ $137.50	1/22/21	208	208,000	58,500
U.S. Treasury 10-Year Notes Futures, Put @ $138.00	1/22/21	104	104,000	47,125
U.S. Treasury Long-Term Bonds Futures, Call @ $172.00	1/22/21	156	156,000	346,125

See Notes to Financial Statements.

86	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Security	Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury Long-Term Bonds Futures, Call @ $173.00	1/22/21	364	$364,000	$591,500
U.S. Treasury Long-Term Bonds Futures, Put @ $172.50	1/22/21	104	104,000	126,750
Total Purchased Options (Cost — $1,100,841)				1,266,688
Total Investments before Short-Term Investments (Cost — $18,954,473,712)				19,978,264,427

	Rate	Maturity Date	Face Amount
Short-Term Investments — 5.8%
U.S. Government Agencies — 0.2%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $27,567,898)	0.053%	1/29/21	27,570,000	27,568,851	(p)

			Shares
Money Market Funds — 5.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $1,125,377,450)	0.010%		1,125,377,450	1,125,377,450	(m)
Total Short-Term Investments (Cost — $1,152,945,348)				1,152,946,301
Total Investments — 105.3% (Cost — $20,107,419,060)				21,131,210,728
Liabilities in Excess of Other Assets — (5.3)%				(1,056,067,815)
Total Net Assets — 100.0%				$20,075,142,913

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	87

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on this security is currently in default as of December 31, 2020.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of December 31, 2020.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2020, the Fund held TBA securities with a total cost of $1,194,826,433.

(k)	Securities traded on a when-issued or delayed delivery basis.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2020, the total market value of investments in Affiliated Companies was $1,131,646,519 and the cost was $1,131,646,450 (Note 8).

(n)	All or a portion of this security is held at the broker as collateral for open swap contracts.

(o)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(p)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

88	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARM	— Adjustable Rate Mortgage

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

ETF	— Exchange-Traded Fund

GO	— General Obligation

GTD	— Guaranteed

HEFA	— Health & Educational Facilities Authority

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/22/21	$126.00	530	$530,000	$(149,062)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	138.50	1,548	1,548,000	(435,375)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	139.00	1,349	1,349,000	(168,625)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	173.50	207	207,000	(281,391)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	174.00	995	995,000	(1,119,375)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	175.00	1,142	1,142,000	(838,656)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	176.00	207	207,000	(97,031)
U.S. Treasury Long-Term Bonds Futures, Call	2/19/21	174.00	208	208,000	(380,250)
U.S. Treasury Long-Term Bonds Futures, Put	1/22/21	170.00	208	208,000	(100,750)
Total Exchange-Traded Written Options (Premiums received — $4,702,837)					$(3,570,515)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	89

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

Schedule of Written Options (cont’d)
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
iShares iBoxx $ Investment Grade Corporate Bond ETF, Call (Premiums received — $56,388)	JPMorgan Chase & Co.	1/15/21	$139.00	666	$66,600	$(23,263)
Total Written Options (Premiums received — $4,759,225)						$(3,593,778)

Abbreviation(s) used in this schedule:

ETF	— Exchange-Traded Fund

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	21,005	3/21	$2,644,843,151	$2,650,076,080	$5,232,929
U.S. Treasury 10-Year Notes	3,171	3/21	437,291,043	437,845,750	554,707
U.S. Treasury Ultra Long-Term Bonds	1,742	3/21	372,841,238	372,025,875	(815,363)
					4,972,273
Contracts to Sell:
90-Day Eurodollar	17,280	3/21	4,308,100,037	4,312,656,000	(4,555,963)
90-Day Eurodollar	9,736	6/21	2,413,448,329	2,429,983,900	(16,535,571)
90-Day Eurodollar	9,788	12/21	2,426,164,870	2,441,861,300	(15,696,430)
U.S. Treasury 2-Year Notes	4,473	3/21	987,854,250	988,428,162	(573,912)
U.S. Treasury Long- Term Bonds	6,090	3/21	1,059,505,232	1,054,711,875	4,793,357
U.S. Treasury Ultra 10-Year Notes	1,168	3/21	183,337,313	182,627,756	709,557
					(31,858,962)
Net unrealized depreciation on open futures contracts					$(26,886,689)

See Notes to Financial Statements.

90	Western Asset Core Bond Fund 2020 Annual Report

Western Asset Core Bond Fund

At December 31, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$570,370,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(2,010)	$39,486
	462,177,000	11/30/24	Daily U.S. Federal Funds Intraday Effective Rate annually	0.100% annually	256,032	(1,536,952)
	686,189,000	2/28/25	3-Month LIBOR quarterly	0.380% semi-annually	134,944	878,583
	974,674,000	11/27/25	3-Month LIBOR quarterly	0.840% semi-annually	(420,585)	520,846
	402,966,000	5/15/27	0.450% semi-annually	3-Month LIBOR quarterly	(1,008,527)	4,592,668
	370,133,000	5/15/27	0.260% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(1,242,433)	5,009,191
	165,060,000	7/20/45	0.560% annually	Daily SOFR annually	1,319,601	19,476,836
	67,600,000	8/19/45	0.740% annually	Daily SOFR annually	—	5,852,288
	106,648,000	11/15/45	0.800% semi-annually	3-Month LIBOR quarterly	3,887,772	9,737,588
	151,723,000	2/15/47	1.000% semi-annually	3-Month LIBOR quarterly	1,838,823	11,708,742
	42,338,000	2/15/47	1.200% semi-annually	3-Month LIBOR quarterly	233,208	1,596,123
	20,815,000	2/15/47	1.225% semi-annually	3-Month LIBOR quarterly	18,787	760,678
	55,242,000	3/17/50	0.900% semi-annually	3-Month LIBOR quarterly	937,149	6,036,232
	80,924,000	10/7/50	1.200% semi-annually	3-Month LIBOR quarterly	395,975	3,868,125
Total	$4,156,859,000				$6,348,736	$68,540,434

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	91

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Bond Fund

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1), 4.420%, due 7/25/36	$313,424	7/25/36	4.420% monthly	$31,652	$17,679	$13,973	(a)(b)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.34 Index	$1,978,011,000	6/20/25	1.000% quarterly	$32,209,931	$(13,288,472)	$45,498,403
Markit CDX.NA.IG.35 Index	1,618,373,000	12/20/25	1.000% quarterly	39,598,351	37,567,364	2,030,987
Total	$3,596,384,000			$71,808,282	$24,278,892	$47,529,390

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

(a)	Swap contract is valued using significant unobservable inputs (See Note 1).

(b)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

92	Western Asset Core Bond Fund 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $18,975,772,610)	$19,999,564,209
Investments in affiliated securities, at value (Cost — $1,131,646,450)	1,131,646,519
Cash	20,079,367
Receivable for securities sold	615,342,582
Deposits with brokers for centrally cleared swap contracts	142,402,226
Interest receivable	96,312,096
Receivable for Fund shares sold	40,262,629
Deposits with brokers for open futures contracts and exchange-traded options	37,557,844
Receivable for premiums on written options	169,025
Deposits with brokers for OTC derivatives	60,000
OTC swaps, at value (premiums paid — $17,679)	31,652
Receivable from broker — net variation margin on open futures contracts	22,836
Security litigation proceeds receivable	6,444
Receivable for open OTC swap contracts	2,451
Other assets	1,487
Other receivables	2,575
Prepaid expenses	411,209
Total Assets	22,083,875,151

Liabilities:
Payable for securities purchased	1,903,741,009
Payable to broker — net variation margin on centrally cleared swap contracts	56,467,477
Payable for Fund shares repurchased	32,841,233
Investment management fee payable	5,104,519
Distributions payable	4,469,714
Written options, at value (premiums received — $4,759,225)	3,593,778
Service and/or distribution fees payable	282,306
Directors’ fees payable	41,352
Accrued expenses	2,190,850
Total Liabilities	2,008,732,238
Total Net Assets	$20,075,142,913

Net Assets:
Par value (Note 7)	$1,470,331
Paid-in capital in excess of par value	19,068,459,415
Total distributable earnings (loss)	1,005,213,167
Total Net Assets	$20,075,142,913

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	93

Statement of assets and liabilities (cont’d)

December 31, 2020

Net Assets:
Class A	$700,152,055
Class C	$98,220,760
Class C1	$1,649,489
Class FI	$206,982,527
Class R	$31,357,087
Class I	$13,190,988,257
Class IS	$5,845,792,738

Shares Outstanding:
Class A	51,303,919
Class C	7,195,573
Class C1	120,726
Class FI	15,157,399
Class R	2,295,232
Class I	966,514,905
Class IS	427,742,920

Net Asset Value:
Class A (and redemption price)	$13.65
Class C*	$13.65
Class C1*	$13.66
Class FI (and redemption price)	$13.66
Class R (and redemption price)	$13.66
Class I (and redemption price)	$13.65
Class IS (and redemption price)	$13.67
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.26

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

94	Western Asset Core Bond Fund 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$7,852,372
Interest from unaffiliated investments	383,347,340
Interest from affiliated investments	2,907,766
Less: Foreign taxes withheld	(31,145)
Total Investment Income	394,076,333

Expenses:
Investment management fee (Note 2)	67,200,775
Transfer agent fees (Note 5)	13,775,964
Service and/or distribution fees (Notes 2 and 5)	3,079,486
Registration fees	1,495,883
Legal fees	348,573
Directors’ fees	240,400
Fund accounting fees	234,778
Custody fees	204,746
Shareholder reports	145,630
Excise tax (Note 1)	142,652
Insurance	139,182
Commitment fees (Note 9)	130,069
Audit and tax fees	80,958
Miscellaneous expenses	75,742
Total Expenses	87,294,838
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(10,226,260)
Net Expenses	77,068,578
Net Investment Income	317,007,755

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	336,747,006
Futures contracts	199,747,810
Written options	133,704,082
Swap contracts	(279,702,899)
Net Realized Gain	390,495,999
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	648,703,596
Investments in affiliated securities	(6,213)
Futures contracts	(13,647,455)
Written options	(2,814,639)
Swap contracts	57,080,790
Change in Net Unrealized Appreciation (Depreciation)	689,316,079
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	1,079,812,078
Increase in Net Assets From Operations	$1,396,819,833

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	95

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$ 317,007,755	$ 330,880,673
Net realized gain	390,495,999	126,350,728
Change in net unrealized appreciation (depreciation)	689,316,079	647,839,130
Increase in Net Assets From Operations	1,396,819,833	1,105,070,531

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(699,129,912)	(430,036,644)
Decrease in Net Assets From Distributions to Shareholders	(699,129,912)	(430,036,644)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,123,833,732	7,111,014,482
Reinvestment of distributions	612,054,719	383,991,748
Cost of shares repurchased	(4,874,305,745)	(2,808,593,970)
Shares redeemed in-kind (Note 10)	—	(1,267,915,100)
Increase in Net Assets From Fund Share Transactions	5,861,582,706	3,418,497,160
Increase in Net Assets	6,559,272,627	4,093,531,047

Net Assets:
Beginning of year	13,515,870,286	9,422,339,239
End of year	$20,075,142,913	$13,515,870,286

See Notes to Financial Statements.

96	Western Asset Core Bond Fund 2020 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.01	$12.21	$12.66	$12.32	$12.13

Income (loss) from operations:
Net investment income	0.21	0.32	0.30	0.24	0.25
Net realized and unrealized gain (loss)	0.92	0.91	(0.44)	0.35	0.20
Total income (loss) from operations	1.13	1.23	(0.14)	0.59	0.45

Less distributions from:
Net investment income	(0.28)	(0.34)	(0.31)	(0.25)	(0.26)
Net realized gains	(0.21)	(0.09)	—	—	—
Total distributions	(0.49)	(0.43)	(0.31)	(0.25)	(0.26)

Net asset value, end of year	$13.65	$13.01	$12.21	$12.66	$12.32
Total return[2]	8.72%	10.03%	(0.99)%	4.82%	3.72%

Net assets, end of year (millions)	$700	$520	$320	$419	$422

Ratios to average net assets:
Gross expenses[3]	0.83%	0.84%	0.84%	0.86%	0.85%
Net expenses[3,4,5]	0.82	0.82	0.82	0.82	0.83
Net investment income	1.55	2.50	2.48	1.95	2.03

Portfolio turnover rate[6]	111%	125%[7]	115%	102%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 201%, 380%, 363% and 204% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	97

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.01	$12.22	$12.67	$12.33	$12.14

Income (loss) from operations:
Net investment income	0.11	0.23	0.22	0.15	0.16
Net realized and unrealized gain (loss)	0.92	0.90	(0.44)	0.35	0.21
Total income (loss) from operations	1.03	1.13	(0.22)	0.50	0.37

Less distributions from:
Net investment income	(0.18)	(0.25)	(0.23)	(0.16)	(0.18)
Net realized gains	(0.21)	(0.09)	—	—	—
Total distributions	(0.39)	(0.34)	(0.23)	(0.16)	(0.18)

Net asset value, end of year	$13.65	$13.01	$12.22	$12.67	$12.33
Total return[2]	7.96%	9.27%	(1.76)%	4.08%	3.01%

Net assets, end of year (000s)	$98,221	$65,850	$46,145	$54,052	$56,994

Ratios to average net assets:
Gross expenses	1.52%	1.52%	1.53%	1.53%	1.52%
Net expenses[3]	1.51 [4]	1.52 [4]	1.52 [4]	1.53	1.52
Net investment income	0.84	1.80	1.78	1.23	1.31

Portfolio turnover rate[5]	111%	125%[6]	115%	102%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 201%, 380%, 363% and 204% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 respectively.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

98	Western Asset Core Bond Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.02	$12.22	$12.67	$12.33	$12.14

Income (loss) from operations:
Net investment income	0.16	0.29	0.26	0.19	0.21
Net realized and unrealized gain (loss)	0.91	0.89	(0.44)	0.35	0.19
Total income (loss) from operations	1.07	1.18	(0.18)	0.54	0.40

Less distributions from:
Net investment income	(0.22)	(0.29)	(0.27)	(0.20)	(0.21)
Net realized gains	(0.21)	(0.09)	—	—	—
Total distributions	(0.43)	(0.38)	(0.27)	(0.20)	(0.21)

Net asset value, end of year	$13.66	$13.02	$12.22	$12.67	$12.33
Total return[2]	8.24%	9.73%	(1.43)%	4.39%	3.31%

Net assets, end of year (000s)	$1,649	$2,686	$12,024	$14,844	$17,523

Ratios to average net assets:
Gross expenses	1.25%	1.19%	1.19%	1.23%	1.23%
Net expenses[3]	1.25 [4]	1.19 [4]	1.19 [4]	1.23 [4]	1.23
Net investment income	1.17	2.30	2.11	1.53	1.65

Portfolio turnover rate[5]	111%	125%[6]	115%	102%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 201%, 380%, 363% and 204% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 respectively.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	99

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.01	$12.22	$12.67	$12.33	$12.14

Income (loss) from operations:
Net investment income	0.22	0.32	0.31	0.25	0.26
Net realized and unrealized gain (loss)	0.92	0.90	(0.45)	0.34	0.20
Total income (loss) from operations	1.14	1.22	(0.14)	0.59	0.46

Less distributions from:
Net investment income	(0.28)	(0.34)	(0.31)	(0.25)	(0.27)
Net realized gains	(0.21)	(0.09)	—	—	—
Total distributions	(0.49)	(0.43)	(0.31)	(0.25)	(0.27)

Net asset value, end of year	$13.66	$13.01	$12.22	$12.67	$12.33
Total return[2]	8.73%	10.13%	(1.06)%	4.83%	3.74%

Net assets, end of year (millions)	$207	$234	$181	$245	$177

Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.81%	0.81%	0.81%[3]
Net expenses[4]	0.79 [5]	0.80 [5]	0.81 [5]	0.81 [5]	0.81 [3]
Net investment income	1.60	2.54	2.49	1.96	2.08

Portfolio turnover rate[6]	111%	125%[7]	115%	102%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 201%, 380%, 363% and 204% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

100	Western Asset Core Bond Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.02	$12.23	$12.68	$12.33	$12.14

Income (loss) from operations:
Net investment income	0.17	0.28	0.26	0.20	0.21
Net realized and unrealized gain (loss)	0.91	0.90	(0.44)	0.36	0.20
Total income (loss) from operations	1.08	1.18	(0.18)	0.56	0.41

Less distributions from:
Net investment income	(0.23)	(0.30)	(0.27)	(0.21)	(0.22)
Net realized gains	(0.21)	(0.09)	—	—	—
Total distributions	(0.44)	(0.39)	(0.27)	(0.21)	(0.22)

Net asset value, end of year	$13.66	$13.02	$12.23	$12.68	$12.33
Total return[2]	8.37%	9.68%	(1.39)%	4.56%	3.41%

Net assets, end of year (000s)	$31,357	$26,359	$24,268	$28,847	$20,357

Ratios to average net assets:
Gross expenses	1.13%	1.13%	1.14%[3]	1.16%	1.14%[3]
Net expenses[4]	1.13 [5]	1.13 [5]	1.14 [3,5]	1.15 [5]	1.14 [3]
Net investment income	1.24	2.23	2.16	1.63	1.69

Portfolio turnover rate[6]	111%	125%[7]	115%	102%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 201%, 380%, 363% and 204% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	101

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.01	$12.21	$12.66	$12.32	$12.13

Income (loss) from operations:
Net investment income	0.26	0.37	0.35	0.29	0.30
Net realized and unrealized gain (loss)	0.92	0.91	(0.44)	0.35	0.20
Total income (loss) from operations	1.18	1.28	(0.09)	0.64	0.50

Less distributions from:
Net investment income	(0.33)	(0.39)	(0.36)	(0.30)	(0.31)
Net realized gains	(0.21)	(0.09)	—	—	—
Total distributions	(0.54)	(0.48)	(0.36)	(0.30)	(0.31)

Net asset value, end of year	$13.65	$13.01	$12.21	$12.66	$12.32
Total return[2]	9.12%	10.44%	(0.63)%	5.21%	4.12%

Net assets, end of year (millions)	$13,191	$8,470	$5,354	$5,627	$4,723

Ratios to average net assets:
Gross expenses	0.54%[3]	0.54%[3]	0.53%	0.55%	0.54%
Net expenses[4,5]	0.45 [3]	0.45 [3]	0.45	0.45	0.45
Net investment income	1.91	2.88	2.86	2.32	2.40

Portfolio turnover rate[6]	111%	125%[7]	115%	102%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 201%, 380%, 363% and 204% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

102	Western Asset Core Bond Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.03	$12.23	$12.68	$12.34	$12.15

Income (loss) from operations:
Net investment income	0.26	0.38	0.36	0.30	0.31
Net realized and unrealized gain (loss)	0.92	0.90	(0.45)	0.34	0.19
Total income (loss) from operations	1.18	1.28	(0.09)	0.64	0.50

Less distributions from:
Net investment income	(0.33)	(0.39)	(0.36)	(0.30)	(0.31)
Net realized gains	(0.21)	(0.09)	—	—	—
Total distributions	(0.54)	(0.48)	(0.36)	(0.30)	(0.31)

Net asset value, end of year	$13.67	$13.03	$12.23	$12.68	$12.34
Total return[2]	9.14%	10.55%	(0.68)%	5.23%	4.14%

Net assets, end of year (millions)	$5,846	$4,197	$3,485	$3,051	$1,997

Ratios to average net assets:
Gross expenses	0.42%[3]	0.43%[3]	0.42%[3]	0.44%	0.43%
Net expenses[4]	0.42 [3,5]	0.42 [3,5]	0.42 [3,5]	0.42 [5]	0.43
Net investment income	1.95	2.94	2.91	2.35	2.44

Portfolio turnover rate[6]	111%	125%[7]	115%	102%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.42%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 201%, 380%, 363% and 204% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 respectively.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2020 Annual Report	103

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

104	Western Asset Core Bond Fund 2020 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Core Bond Fund 2020 Annual Report	105

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$2,036,561,684	$9,716,736	$2,046,278,420
Other Corporate Bonds & Notes	—	4,553,681,456	—	4,553,681,456
Mortgage-Backed Securities	—	4,737,754,277	—	4,737,754,277
U.S. Government & Agency Obligations	—	3,811,800,890	—	3,811,800,890
Collateralized Mortgage Obligations	—	1,590,099,155	—	1,590,099,155
Asset-Backed Securities	—	1,279,535,820	—	1,279,535,820
Sovereign Bonds	—	905,462,494	—	905,462,494
Investments in Underlying Funds	$621,427,946	—	—	621,427,946
U.S. Treasury Inflation Protected Securities	—	423,751,873	—	423,751,873
Municipal Bonds	—	7,205,408	—	7,205,408
Purchased Options	1,266,688	—	—	1,266,688
Total Long-Term Investments	622,694,634	19,345,853,057	9,716,736	19,978,264,427
Short-Term Investments†:
U.S. Government Agencies	—	27,568,851	—	27,568,851
Money Market Funds	1,125,377,450	—	—	1,125,377,450
Total Short-Term Investments	1,125,377,450	27,568,851	—	1,152,946,301
Total Investments	$1,748,072,084	$19,373,421,908	$9,716,736	$21,131,210,728

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	ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$11,290,550	—	—	$11,290,550
Centrally Cleared Interest Rate Swaps	—	$70,077,386	—	70,077,386
OTC Credit Default Swaps on Credit Indices — Sell Protection‡	—	—	$31,652	31,652
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	47,529,390	—	47,529,390
Total Other Financial Instruments	$11,290,550	$117,606,776	$31,652	$128,928,978
Total	$1,759,362,634	$19,491,028,684	$9,748,388	$21,260,139,706

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$3,570,515	—	—	$3,570,515
OTC Written Options	—	$23,263	—	23,263
Futures Contracts	38,177,239	—	—	38,177,239
Centrally Cleared Interest Rate Swaps	—	1,536,952	—	1,536,952
Total	$41,747,754	$1,560,215	—	$43,307,969

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily

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Notes to financial statements (cont’d)

to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared

108	Western Asset Core Bond Fund 2020 Annual Report

Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2020, the total notional value of all credit default swaps to sell protection was $3,596,697,424. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

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Notes to financial statements (cont’d)

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to

110	Western Asset Core Bond Fund 2020 Annual Report

perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

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Notes to financial statements (cont’d)

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2020, the Fund held non-cash collateral for TBA securities from Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $789,062 and $914,288, respectively.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss,

112	Western Asset Core Bond Fund 2020 Annual Report

and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

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Notes to financial statements (cont’d)

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund held OTC written options with credit related contingent features which had a liability position of $23,263. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of December 31, 2020, the Fund had posted with

114	Western Asset Core Bond Fund 2020 Annual Report

its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $60,000 which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Core Bond Fund 2020 Annual Report	115

Notes to financial statements (cont’d)

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$142,652	$(142,652)

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July, 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset and Western Asset London monthly all of the management fee that LMPFA receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 0.82%, 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.42%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $10,226,260, which included an affiliated money market fund waiver of $742,579.

116	Western Asset Core Bond Fund 2020 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires December 31, 2021	$62,502	$1,186	$78	$6,086	$490	$ 5,732,750	$225,059
Expires December 31, 2022	47,809	1,193	32	3,282	414	9,206,473	200,383
Total fee waivers/expense reimbursements subject to recapture	$110,311	$2,379	$110	$9,368	$904	$14,939,223	$425,442

For the year ended December 31, 2020, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$115,909	—
CDSCs	3,013	$15,376

As of July 31, 2020, all officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation. Prior to July 31, 2020, all officers and one Director of the Corporation were employees of Legg Mason and did not receive compensation from the Trust.

Western Asset Core Bond Fund 2020 Annual Report	117

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$5,715,699,871	$26,820,799,760
Sales	1,127,193,978	25,790,919,830

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$20,119,557,348	$1,152,361,809	$(140,708,429)	$1,011,653,380
Written options	(4,759,225)	1,418,652	(253,205)	1,165,447
Futures contracts	—	11,290,550	(38,177,239)	(26,886,689)
Swap contracts	30,645,307	117,620,749	(1,536,952)	116,083,797

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$1,266,688	—	$1,266,688
Futures contracts[3]	11,290,550	—	11,290,550
OTC swap contracts[4]	—	$31,652	31,652
Centrally cleared swap contracts[5]	70,077,386	47,529,390	117,606,776
Total	$82,634,624	$47,561,042	$130,195,666

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Equity Risk	Total
Written options	$3,570,515	$23,263	$3,593,778
Futures contracts[3]	38,177,239	—	38,177,239
Centrally cleared swap contracts[5]	1,536,952	—	1,536,952
Total	$43,284,706	$23,263	$43,307,969

118	Western Asset Core Bond Fund 2020 Annual Report

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(31,654,308)	—	$(3,680,266)	$(35,334,574)
Futures contracts	199,747,810	—	—	199,747,810
Written options	123,911,842	—	9,792,240	133,704,082
Swap contracts	(293,243,325)	$13,540,426	—	(279,702,899)
Total	$(1,237,981)	$13,540,426	$6,111,974	$18,414,419

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$220,420	—	—	$220,420
Futures contracts	(13,647,455)	—	—	(13,647,455)
Written options	(2,847,764)	—	$33,125	(2,814,639)
Swap contracts	22,550,847	$34,529,943	—	57,080,790
Total	$6,276,048	$34,529,943	$33,125	$40,839,116

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

Western Asset Core Bond Fund 2020 Annual Report	119

Notes to financial statements (cont’d)

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,364,125
Written options	11,558,773
Futures contracts (to buy)	7,709,493,293
Futures contracts (to sell)	7,960,145,916

Average Notional Balance
Interest rate swap contracts	$4,353,128,615
Credit default swap contracts (to sell protection)	2,938,520,193

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Banc of America Securities LLC	$31,652	—	$31,652	—	$31,652
JPMorgan Chase & Co.	—	$(23,263)	(23,263)	$23,263	—
Total	$31,652	$(23,263)	$8,389	$23,263	$31,652

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

120	Western Asset Core Bond Fund 2020 Annual Report

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,556,941	†	$974,036
Class C	809,915	†	77,911
Class C1	15,032		2,876
Class FI	557,159		288,715
Class R	140,439		59,318
Class I	—		12,246,155
Class IS	—		126,953
Total	$3,079,486		$13,775,964

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2020, the service and/or distribution fees reimbursed amounted to $3 and $1 for Class A and Class C shares, respectively.

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$76,205
Class C	4,896
Class C1	129
Class FI	13,431
Class R	1,695
Class I	9,701,247
Class IS	428,657
Total	$10,226,260

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class A	$12,873,232	$9,814,518
Class C	1,109,378	1,038,535
Class C1	34,490	163,935
Class FI	4,632,189	5,256,245
Class R	492,257	571,837
Class I	263,456,209	200,671,491
Class IS	123,366,184	126,786,993
Total	$405,963,939	$344,303,554

Western Asset Core Bond Fund 2020 Annual Report	121

Notes to financial statements (cont’d)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Realized Gains:
Class A	$10,132,088	$3,206,976
Class C	1,429,155	415,362
Class C1	24,616	18,500
Class FI	3,089,460	1,481,716
Class R	457,851	166,626
Class I	192,376,073	53,738,589
Class IS	85,656,730	26,705,321
Total	$293,165,973	$85,733,090

7. Capital shares

At December 31, 2020, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	30,068,345	$403,629,772	25,187,908	$324,130,462
Shares issued on reinvestment	1,077,637	14,590,498	705,499	9,084,097
Shares repurchased	(19,833,259)	(266,078,928)	(12,098,214)	(153,529,779)
Net increase	11,312,723	$152,141,342	13,795,193	$179,684,780

Class C
Shares sold	3,367,084	$45,507,450	2,639,263	$33,952,380
Shares issued on reinvestment	141,275	1,915,831	83,644	1,077,279
Shares repurchased	(1,374,615)	(18,521,014)	(1,437,208)	(18,403,635)
Net increase	2,133,744	$28,902,267	1,285,699	$16,626,024

Class C1
Shares sold	884	$11,913	2,003	$25,154
Shares issued on reinvestment	4,261	57,642	13,528	172,045
Shares repurchased	(90,695)	(1,221,049)	(792,989)	(10,110,758)
Net decrease	(85,550)	$(1,151,494)	(777,458)	$(9,913,559)

Class FI
Shares sold	6,941,103	$93,087,252	7,609,567	$97,863,827
Shares issued on reinvestment	554,564	7,499,766	511,664	6,585,567
Shares repurchased	(10,321,307)	(138,012,112)	(4,946,630)	(63,105,452)
Net increase (decrease)	(2,825,640)	$(37,425,094)	3,174,601	$41,343,942

122	Western Asset Core Bond Fund 2020 Annual Report

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class R
Shares sold	1,039,095	$13,971,500	904,709	$11,659,575
Shares issued on reinvestment	64,838	879,528	39,745	512,221
Shares repurchased	(833,202)	(11,163,577)	(904,949)	(11,599,340)
Net increase	270,731	$3,687,451	39,505	$572,456

Class I
Shares sold	523,208,410	$7,038,951,771	314,667,058	$4,035,727,267
Shares issued on reinvestment	30,778,755	417,145,582	17,614,494	226,846,221
Shares repurchased	(238,633,327)	(3,175,019,039)	(119,452,248)	(1,522,009,078)
Net increase	315,353,838	$4,281,078,314	212,829,304	$2,740,564,410

Class IS
Shares sold	188,114,264	$2,528,674,074	203,788,343	$2,607,655,817
Shares issued on reinvestment	12,540,433	169,965,872	10,855,184	139,714,318
Shares repurchased	(95,105,880)	(1,264,290,026)	(80,426,252)	(1,029,835,928)
Shares redeemed in-kind	—	—	(96,935,405)	(1,267,915,100)
Net increase	105,548,817	$1,434,349,920	37,281,870	$449,619,107

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset Management Company, LLC, the Fund’s subadviser. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended

Western Asset Core Bond Fund 2020 Annual Report	123

Notes to financial statements (cont’d)

December 31, 2020. The following transactions were effected in such companies for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares/Face amount	Cost	Shares/Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR	$6,275,282	—	—	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	613,248,406	$8,345,631,360	8,345,631,360	$7,833,502,316	7,833,502,316
	$619,523,688	$8,345,631,360		$7,833,502,316

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR	—	$140,145	$(6,213)	$6,269,069
Western Asset Premier Institutional Government Reserves, Premium Shares	—	2,767,621	—	1,125,377,450
	—	$2,907,766	$(6,213)	$1,131,646,519

9. Redemption facility

The Fund and certain other participating funds within the Corporation, Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million (prior to November 16, 2020, the aggregate amount was $265 million for participating funds within the Corporation). Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on

124	Western Asset Core Bond Fund 2020 Annual Report

net assets. Prior to November 16, 2020, there was no upfront fee. For the year ended December 31, 2020, the Fund incurred a commitment fee in the amount of $130,069. The Fund did not utilize the Redemption Facility during the year ended December 31, 2020.

10. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $1,267,915,100. The net realized gain on these redemptions in-kind amounted to $64,876,257, which was not realized for tax purposes.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$513,411,140	$386,557,601
Long-term Capital Gains	185,718,772	43,479,043
Total distributions paid	$699,129,912	$430,036,644

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$78,966,774
Undistributed long-term capital gains — net	16,108,682
Total undistributed earnings	$95,075,456
Other book/tax temporary differences(a)	(191,822,719)
Unrealized appreciation (depreciation)(b)	1,101,960,430
Total distributable earnings (loss) — net	$1,005,213,167

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to

Western Asset Core Bond Fund 2020 Annual Report	125

Notes to financial statements (cont’d)

mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

13. Subsequent event

Effective February 5, 2021, the Fund’s Redemption Facility was terminated and the Fund, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

126	Western Asset Core Bond Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements’’). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Core Bond Fund 2020 Annual Report	127

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	673,946,174.584	8,441,954.616	25,623,612.738	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	673,248,688.431	8,993,318.570	25,769,734.936	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	672,518,808.409	9,258,451.034	26,234,482.494	0

128	Western Asset Core Bond Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Directors with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Western Asset Core Bond Fund	129

Statement regarding liquidity risk management program (unaudited) (cont’d)

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

130	Western Asset Core Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

Western Asset Core Bond Fund	131

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

132	Western Asset Core Bond Fund

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Core Bond Fund	133

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	145
Other Directorships held by Director during the past five years	None

Additional Officers
Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

134	Western Asset Core Bond Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira** Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Core Bond Fund	135

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

136	Western Asset Core Bond Fund

*	Effective March 6, 2020, Mr. Larson became a Director.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Core Bond Fund	137

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	Daily	12/14/2020
Payable date:	January 2020 through December 2020	12/15/2020
Interest from Federal Obligations	7.17%	7.17%
Long-Term Capital Gain Dividend	—	$0.130430

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders

The following ordinary income distributions paid monthly by the Fund represent Interest-related Dividends and Qualified Short-Term Capital Gain dividends eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Record date:	Daily	Daily	12/14/2020
Payable date:	1/31/2020	February 2020 through December 2020	12/15/2020
Interest-related Dividends	23.00%	70.00%	—
Qualified Short-Term Capital Gain Dividend	—	—	$0.075460

138	Western Asset Core Bond Fund

Western Asset

Core Bond Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Effective March 6, 2020, Mr. Larson became a Director.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/21 SR21-4092

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $203,233 in December 31, 2019 and in $205,236 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2019 and $0 in December 31, 2020, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee December implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes December impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services December not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* Effective March 6, 2020, Mr Larson became a Trustee

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 26, 2021